PFM Funds
213 Market Street

Harrisburg, Pennsylvania 17101

October 22, 2021

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders of PFM Funds (the “PFM Funds Trust”) that will be held on November 19, 2021, at 1:00 p.m. Eastern Time (the “Meeting”). Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), and to support the health and well-being of our employees and shareholders, the Meeting will be held in a virtual meeting format only at the following web address: https://pfmgroup.webex.com/pfmgroup/j.php?MTID=m06bf4d3142a8fd9371420e89f3284a4b. The access code for the Meeting is 2630 151 1300, and the password for the Meeting is GmEaAHMp234.

There will be no physical location for shareholders to attend. To participate in the Meeting, you will need to log in by visiting the above web address and entering the access code and password. Please refer to the attached materials for more information. As there will be no in-person voting at the virtual Meeting, we strongly urge you to submit your votes by proxy in advance of the Meeting by mail or by email to pfmfunds@pfmam.com.

At the Meeting, shareholders of Government Select Series (the “PFM Fund” or the “Acquired Fund”), a series of the PFM Funds Trust, will vote on the following proposals: (i) to approve a new advisory agreement (the “New Advisory Agreement”) to be entered into between the PFM Fund and PFM Asset Management LLC (“PFMAM”) on terms identical to the existing advisory agreement between PFMAM and the PFM Fund (the “Existing Advisory Agreement”) in connection with the acquisition by U.S. Bancorp Asset Management (“USBAM”) of PFMAM as a wholly-owned subsidiary (the “Advisory Agreement Proposal”); and (ii) to approve the reorganization (the “Reorganization”) of the Acquired Fund into the Government Obligations Fund (the “FAF Fund” or the “Acquiring Fund”)), a series of First American Funds, Inc. (“FAF”) (the “Reorganization Proposal”). The Acquired Fund and the Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.” Although PFMAM will become a wholly-owned subsidiary of USBAM, the portfolio managers of the Acquired Fund will not continue in such capacity with respect to the Acquiring Fund following the Reorganization; USBAM and the Acquiring Fund’s current portfolio managers will continue to manage the Acquiring Fund following the Reorganization.

The Acquired Fund is managed by PFMAM and the Acquiring Fund is managed by USBAM. If the Advisory Agreement Proposal is approved, PFMAM will continue to operate as a separate registered investment adviser known as PFM Asset Management, a division of USBAM, and will continue to manage the Acquired Fund pursuant to terms identical to those in the Existing Advisory Agreement. If the Reorganization is approved and implemented, each person that invests in the Acquired Fund will automatically become an investor in the Acquiring Fund.

The Board of Trustees of the PFM Funds Trust (the “PFM Funds Board”) considered that the Acquired Fund was launched to provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share. The PFM Funds Board also considered that the Acquiring Fund’s investment objective is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The PFM Funds Board considered that the Acquired Fund and the Acquiring Fund have substantially identical investment objectives insofar as each is a “government money market fund” (as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”)) and, as such, invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities. The PFM Funds Board further considered that shareholders of the PFM Fund would potentially benefit from greater economies of scale and reduced operational costs as a result of the Reorganization. The PFM Funds Board observed that, in the event the Advisory Agreement Proposal were approved by shareholders but the Reorganization Proposal was not, the annual operating expenses of the PFM Fund under USBAM’s management was expected to be equal to the annual operating expenses currently incurred by the PFM Fund under the Existing Advisory Agreement.

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After considering PFMAM’s recommendation, the PFM Funds Board, including a majority of the board members who are not “interested persons” (as that term is defined in the 1940 Act) of the PFM Fund (the “Independent Board Members”), concluded that it is in the best interests of the Acquired Fund and its shareholders to approve the New Advisory Agreement. Subject to obtaining approval by shareholders of the New Advisory Agreement, and to the satisfaction of various other conditions that are described in the enclosed Proxy Statement/Prospectus, it is expected that the implementation of the New Advisory Agreement will be effected on or about December 7, 2021.

Furthermore, after considering PFMAM’s recommendation, the PFM Funds Board, including a majority of the Independent Board Members, also concluded that the Reorganization is in the best interests of the Acquired Fund, and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The closing of the Reorganization is subject to obtaining approval by shareholders of the Plan of Reorganization and the satisfaction or waiver of certain closing conditions which are described more fully in the accompanying Proxy Statement/Prospectus.

After considering the recommendation of U.S. Bancorp Asset Management, Inc. (“USBAM”), the investment adviser to the Acquiring Fund, the Acquiring Fund’s Board of Directors (the “FAF Board”), of which none of the members are “interested persons” (as that term is defined in the 1940 Act), concluded that: (i) the Reorganization is in the best interests of the Acquiring Fund; and (ii) the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

After careful consideration, the board of each of the Acquired Fund and the Acquiring Fund, including a majority of the board members who are not “interested persons” of the Acquired Fund or Acquiring Fund, as applicable, and as that term is defined in the 1940 Act, approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”).

Pending shareholder approval, effective as of the close of business on December 20, 2021, or on such later date as may be deemed necessary in the judgment of the PFM Funds Board and the FAF Board in accordance with the Plan of Reorganization (the “Closing Date”), you will receive Class Z shares of the Acquiring Fund in an amount equal to the aggregate net asset value of your interest in the Acquired Fund on the Closing Date. The Closing Date may be postponed to, among other reasons, allow for additional time to solicit shareholder votes. If the Closing Date is postponed, shareholders will remain shareholders of their respective Fund(s) for the duration of the postponement. No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. There will, however, be portfolio repositioning expenses associated with the Reorganization. The Acquired Fund will bear any transaction expenses due to the portfolio repositioning, though such expenses are estimated to be minimal. No tax impact to shareholders as a result of portfolio repositioning is expected. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The Board unanimously recommends that you vote “For” the Advisory Agreement Proposal and “For” the Reorganization Proposal.

More information about the proposals is contained in the enclosed Notice of Special Meeting and Proxy Statement. Once you have reviewed the Proxy Statement/Prospectus, you may vote on the proposals by marking, signing and dating the enclosed proxy card and returning it to the PFM Funds Trust in the enclosed postage-paid envelope. We request that you vote promptly on the proposals.

It is important that you vote and that your proxy card be received prior to the Meeting on November 19, 2021. Whether or not you plan to attend the virtual Meeting, please vote your shares promptly by completing, dating, signing, and returning the enclosed proxy card by mail or email to pfmfunds@pfmam.com. Please refer to the attached materials for details on how to participate in the virtual Meeting, or call PFM at 800-338-3383. If you have any questions about these matters, please call PFM at 800-338-3383 (toll free).

Thank you for considering the proposals and participating in the proxy process.

Sincerely,

/s/ Michael P. Flanagan
Trustee and Chairman, PFM Funds

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IMPORTANT NOTICE TO SHAREHOLDERS OF

GOVERNMENT SELECT SERIES

October 22, 2021

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.

On July 8, 2021, U.S. Bank National Association, the parent company of U.S. Bancorp Asset Management (“USBAM”), announced that it had entered into a definitive agreement to purchase PFM Asset Management LLC (“PFMAM”) under its subsidiary, USBAM. The transaction is expected to close near the end of 2021, at which time PFMAM will become a wholly-owned subsidiary of USBAM (the “Change in Control”) and will continue to operate as a separate registered investment adviser known as PFM Asset Management, a division of USBAM.

You are receiving the Proxy Statement/Prospectus as a holder of shares of beneficial interest of Government Select Series (the “PFM Fund” or the “Acquired Fund”), a series of the PFM Funds Trust, in connection with the solicitation of proxies by the PFM Fund’s Board of Trustees (the “PFM Funds Board” and each Trustee, a “PFM Funds Board Member”) for use at the Special Meeting of Shareholders of PFM Funds (the “Meeting”).

At the Meeting, shareholders of the PFM Fund will be asked to vote on the following proposals:

1.    To approve a new advisory agreement (the “New Advisory Agreement”) to be entered into between the PFM Fund and PFMAM on terms identical to the existing agreement between PFMAM and the PFM Fund (the “Existing Advisory Agreement”) in connection with the Change in Control (the “Advisory Agreement Proposal”);

2.    To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) adopted by the PFM Funds Board, which provides for the reorganization (the “Reorganization”) of the Acquired Fund into Government Obligations Fund (the “FAF Fund” or the “Acquiring Fund”)), a series of First American Funds, Inc. (“FAF”) (the “Reorganization Proposal”); and

3.    To transact other business that may properly come before the Meeting or any adjournments thereof.

The PFM Funds Board unanimously recommends that you vote “FOR” each proposal.

Q.	What are the potential outcomes with respect to my votes on the Advisory Agreement Proposal and the Reorganization Proposal?

A.	Both the Advisory Agreement Proposal and the Reorganization Proposal are contingent upon the completion of the Change in Control. Assuming the Change in Control has occurred:

●	If both the Advisory Agreement Proposal and Reorganization Proposal are approved, then the New Advisory Agreement will be effective during the period from the Change in Control through the consummation of the Reorganization, to the extent the Reorganization and the Change in Control do not occur simultaneously.

●

If only the Advisory Agreement Proposal is approved, then the Reorganization will not occur and PFMAM will continue to serve as the Acquired Fund’s investment adviser under the terms of the New Advisory Agreement, while PFMAM and the PFM Funds Board consider alternative options for the Acquired Fund.

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●

If only the Reorganization Proposal is approved, then the Reorganization will occur. If the Change in Control and the Reorganization occur simultaneously, then there will be no need for the New Advisory Agreement; however, if the Reorganization occurs after the Change in Control, then PFMAM will continue to serve as investment adviser to the Acquired Fund under the terms of an interim investment advisory agreement approved in accordance with Rule 15a-4 under the 1940 Act. In such circumstances, the Board of the Acquired Fund may take such actions as it deems in the best interests of the PFM Fund, including, among others, liquidation of the PFM Fund.

●

If neither of the Advisory Agreement Proposal or Reorganization Proposal are approved, the Reorganization will not occur and PFMAM will continue to serve as investment adviser to the Acquired Fund under the terms of an interim investment advisory agreement approved in accordance with Rule 15a-4 under the 1940 Act, while PFMAM and the PFM Funds Board consider alternative options for the Acquired Fund. In such circumstances, the Board of the Acquired Fund may take such actions as it deems in the best interests of the PFM Fund, including, among others, liquidation of the PFM Fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Advisory Agreement Proposal?

A.

No. Neither the Funds nor their shareholders will pay any expenses relating to the Advisory Agreement Proposal, whether or not the New Advisory Agreement is approved. The costs of the solicitation related to the Advisory Agreement Proposal, including any costs directly associated with preparing, filing, printing, and distributing to the Acquired Fund’s shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, will be borne by USBAM.

If the Advisory Agreement Proposal is not consummated for any reason, including because the requisite shareholder approvals are not obtained, USBAM and PFMAM will bear the FAF Fund’s and PFM Fund’s respective costs incurred in connection with the Advisory Agreement Proposal.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?

A.

No. Neither the Funds nor their shareholders will pay any expenses relating to the proposed Reorganization, whether or not the Reorganization is consummated. The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the Acquired Fund’s shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganization, will be borne by USBAM.

If the Reorganization with respect to the Acquired Fund is not consummated for any reason, including because the requisite shareholder approvals are not obtained, USBAM and PFMAM will bear the FAF Fund’s and PFM Fund’s respective costs in connection with the Reorganization.

Proposal #1 – Advisory Agreement Proposal

Q.	Why has the PFM Funds Board recommended the proposal?

A.

PFMAM, the PFM Funds Trust’s investment adviser, recommended the approval of the New Advisory Agreement to be entered into in connection with the upcoming Change in Control. The PFM Funds Board considered the benefits of continuing PFMAM’s advisory services to the PFM Fund on terms identical to those in the Existing Advisory Agreement, including, among other factors:

●     the nature, extent, and quality of advisory services provided by PFMAM to the PFM Fund historically under the Existing Advisory Agreement;

●     the costs of the services to be provided by PFMAM under the New Advisory Agreement and the fact that the advisory fee rates paid by the PFM Fund under the New Advisory Agreement will be identical to those under the Existing Advisory Agreement; and

●     the extent to which the PFM Fund was expected to receive additional opportunities for growth and realize economies of scale as a result of PFMAM’s new status as a division of USBAM.

The PFM Funds Board, including the board members who are not “interested persons” (as that term is defined in the 1940 Act) of the PFM Fund (such members, the “Independent Board Members”), considered the New Advisory Agreement in light of these circumstances and determined that the approval of the New Advisory Agreement would be in the best interests of the Fund.

Q.	How will the New Advisory Agreement impact fees and expenses?

A.

If approved, the New Advisory Agreement will not impact the advisory fee rates currently paid to PFMAM by the PFM Fund under the Existing Advisory Agreement, as the advisory fee rates under the New Advisory Agreement will be identical to those currently described in the Existing Advisory Agreement. With respect to the PFM Fund’s other operating expenses, the approval of the New Advisory Agreement is expected to result in annual operating expenses that are equal to those currently paid by the PFM Fund.

In the event that both the Advisory Agreement Proposal and Reorganization Proposal are approved, the PFM Fund is similarly expected to benefit from economies of scale and a resulting reduction in certain other expenses. See the Comparative Fee and Expense Tables beginning on page 8 and “Additional Information About the Funds” at page 22 for additional information regarding the expected impact on the PFM Fund’s fees if both proposals are approved.

Q.	Will the portfolio management of the PFM Fund change?

A.

No, other than anticipated retirements in the ordinary course. If the Advisory Agreement Proposal is approved, the PFM Fund’s existing portfolio management team will continue to serve as portfolio managers for the Fund until the completion of the Reorganization. The PFM Fund will also continue to be subject to the supervision of the PFM Funds Board until the completion of the Reorganization. PFMAM will become a wholly-owned subsidiary of USBAM and will continue to operate as a separate registered investment adviser known as PFM Asset Management, a division of USBAM. The PFM Funds Board does not expect that the Advisory Agreement Proposal will result in a change in the level or quality of services that shareholders of the PFM Fund will receive compared to the services currently received under the Existing Advisory Agreement.

Q.	What will happen if the required shareholder approval for the Advisory Agreement Proposal is not obtained?

A.

If there are not sufficient votes to approve the Advisory Agreement Proposal or achieve a quorum for the Advisory Agreement Proposal by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes with respect to the Advisory Agreement Proposal. The vote of a majority of shares present or represented by proxy at the Meeting, with or without quorum, shall be sufficient for adjournments with respect to the Advisory Agreement Proposal. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

If the Advisory Agreement Proposal is not approved, the Board of the Acquired Fund may take such actions as it deems in the best interests of the Fund, including, among others, the approval of interim advisory arrangements or potentially the liquidation of the PFM Fund.

The consummation of the acquisition by USBAM of PFMAM is a condition precedent to both the Advisory Agreement Proposal and the Reorganization Proposal. The closing of the Reorganization and implementation of the New Advisory Agreement are both subject to the satisfaction or waiver of certain closing conditions which include approval of Acquired Fund shareholders and other customary closing conditions.

Q.	What is the timetable for the Advisory Agreement Proposal?

A.

If shareholder approval and other conditions to closing are satisfied (or waived), the New Advisory Agreement is expected to take effect on or about December 7, 2021, or such other date as the parties may agree.

Q.	How does the PFM Funds Board recommend that shareholders vote on the Advisory Agreement Proposal?

A.	After careful consideration, the PFM Funds Board has determined that the Advisory Agreement Proposal is in the best interests of the PFM Fund and recommends that you vote “FOR” such proposal.

Proposal #2 - Reorganization Proposal

Q.	Why has the PFM Funds Board recommended the proposal?

A.

PFMAM, the PFM Funds Trust’s investment adviser, recommended the proposed Reorganization in connection with the upcoming Change in Control. The PFM Funds Board considered the Reorganization in connection with the Change in Control and determined that the Reorganization would be in the best interests of the Fund. Based on information provided by PFMAM, the PFM Funds Board believes that the proposed Reorganization may benefit the PFM Fund’s shareholders in a number of ways, including, among other things:

●	The ability to maintain substantially identical investment objectives and investment strategies in the combined fund;

●	Cost savings in the form of lower net operating expenses, as certain fixed costs are spread over a larger asset base, when compared to that of the Acquired Fund.

For these reasons, the PFM Fund’s Board, a majority of whom are Independent Board Members, has determined that the Reorganization is in the best interests of the PFM Fund and has approved the Reorganization.

Q.	Do the Funds have comparable investment objectives, policies and risks?

A.	Yes. The investment objective and policies of the Acquiring Fund are substantially identical to those of the Acquired Fund.

PFM Fund’s investment objective is to provide high current income consistent with stability, safety of principal, and liquidity, and to maintain stable net asset value of $1.00 per share. Under normal market conditions, PFM Fund invests at least 99.5% of its total net assets in cash and the following instruments: securities issued or guaranteed as to principal or interest by the U.S. government or by its agencies or instrumentalities, including obligations of U.S. banks guaranteed by letters of credit issued by such agencies or instrumentalities, repurchase agreements for securities of the U.S. government, or its agencies or instrumentalities, that are collateralized solely by U.S. government securities, and shares of other government money market mutual funds. PFM Fund will invest at least 80% of its net assets in U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), repurchase agreements that are collateralized solely by U.S. government securities and shares of other government money market mutual funds.

FAF Fund’s investment objective is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. FAF Fund invests exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities.

In addition, because each Fund is a “government money market fund” (as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”)) and, as such, invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities, an investment in the Acquiring Fund following the Reorganization will be subject to comparable risks as an investment in the Acquired Fund prior to its Reorganization.

See “Proposal #2—Comparison of Investment Objectives and Principal Investment Strategies” and “Proposal #2—Comparison of Principal Risk Factors” for more information.

Q.	How will the Reorganization impact fees and expenses?

A.

The PFM Fund’s Board considered that the Reorganization is expected to result in economies of scale and a reduction in total expenses paid by shareholders of the PFM Fund from 0.21% to 0.18% (based on information for the fiscal year ended June 30, 2021 for the PFM Fund and August 31, 2020 for the FAF Fund), after giving effect to a fee waiver in place for the FAF Fund. USBAM has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2022, so that total annual fund operating expenses, after waivers, do not exceed 0.18%. After the expiration of the expense limitation agreement which runs through October 31, 2022, fees and expenses may increase.

See the Comparative Fee and Expense Tables beginning on page 8 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Funds” at page 22.

Q.	Will the Reorganization constitute a taxable event for the Acquired Fund’s shareholders?

A.

No. The Reorganization is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. It is expected that shareholders of the Acquired Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution of all of its undistributed net investment income and net capital gains, if any. All or a portion of such distribution made by the Acquired Fund will be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes. In addition, to the extent that portfolio securities of the Acquired Fund are sold prior to the closing of the Reorganization, the Acquired Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Acquired Fund. However, because the Acquired Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to account for less than 1% of the Acquired Fund’s assets).

Q.	As a result of the Reorganization, will shareholders of the Acquired Fund receive new shares in exchange for their current shares?

A.

Yes. Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of shares of the Acquired Fund will receive newly issued Class Z common shares of the Acquiring Fund. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganization, of the Acquiring Fund common shares received by the Acquired Fund’s shareholders will be equal to the aggregate net asset value of the common shares of the Acquired Fund held by its shareholders as of such time.

Following the Reorganization, shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization.

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Q.	What will happen if the required shareholder approval for the Reorganization Proposal is not obtained?

A.

If there are not sufficient votes to approve the Reorganization or achieve a quorum for the Reorganization by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes with respect to the Reorganization. The vote of a majority of shares present or represented by proxy at the Meeting, with or without quorum, shall be sufficient for adjournments with respect to the Reorganization.

The consummation of the acquisition by USBAM of PFMAM is a condition precedent to both the implementation of the New Advisory Agreement and the Reorganization. The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions which include approval of Acquired Fund shareholders and other customary closing conditions. If the Reorganization is not consummated, the Board of the Acquired Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization Proposal or continuing to operate the Acquired Fund as a stand-alone fund.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

Q.	What is the timetable for the Reorganization?

A.

If shareholder approval and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about December 20, 2021, or such other date as the parties may agree.

Q.	How does the PFM Funds Board recommend that shareholders vote on the Reorganization Proposal?

A.	After careful consideration, the PFM Funds Board has determined that the Reorganization Proposal is in the best interests of the PFM Fund and recommends that you vote “FOR” such proposal.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call PFM at 800-338-3383 on weekdays during its business hours. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.

You may vote by marking, signing, dating and returning the attached proxy card by mail or by email to pfmfunds@pfmam.com. If you choose to return your completed proxy card by mail, no postage is required if mailed in the United States.

Q.	What are the anticipated expenses in connection with the Advisory Agreement Proposal and the Reorganization Proposal?

A.

The aggregate costs of the Advisory Agreement Proposal and the Reorganization Proposal are estimated to be $300,000. These costs represent the estimated nonrecurring expenses of the Fund in carrying out the implementation of both the New Advisory Agreement and the Reorganization Proposal and consist of management’s estimate of the costs associated with the board and shareholder approval process, including printing costs and mailing charges related to soliciting shareholder approval of the New Advisory Agreement and of the Plan of Reorganization, and related legal fees.

Q.	How can I attend the Meeting?

A.

The Meeting will be completely virtual and will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of record as of the close of business on October 4, 2021. No physical meetings will be held.

The online meeting will begin promptly at 1:00 p.m. Eastern Time on November 19, 2021. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

In light of the public health concerns regarding the coronavirus outbreak (“COVID-19”), the PFM Funds Board believes that hosting virtual meetings is in the best interests of the PFM Fund and its shareholders.

Q.	Will anyone contact me?

A.

In addition to the solicitation of proxies by mail, officers and employees of PFMAM and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.

We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with PFMAM for proxy solicitation purposes, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the PFM Fund may not be able to hold the Meeting or the vote on the proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

PFM Funds

Government Select Series

213 Market Street

Harrisburg, PA 17101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 19, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PFM Funds (the “PFM Funds Trust”) will be held on November 19, 2021 in a virtual format, via the Internet, at 1:00 p.m. Eastern Time (the “Meeting”). Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), and to support the health and well-being of our employees and shareholders, the Meeting will be held in a virtual meeting format only at the following web address: https://pfmgroup.webex.com/pfmgroup/j.php?MTID=m06bf4d3142a8fd9371420e89f3284a4b. The access code for the Meeting is 2630 151 1300, and the password for the Meeting is GmEaAHMp234.

There will be no physical location for shareholders to attend. To participate in the Meeting, you will need to log in by visiting the above web address and entering the access code and password. There will be no in-person voting at the virtual Meeting. Please refer to the attached materials for more information.

At the Meeting, shareholders of Government Select Series (the “PFM Fund” or the “Acquired Fund”), a series of the PFM Funds Trust, will vote on the following proposals:

1.

To approve a new advisory agreement (the “New Advisory Agreement”) to be entered into between the PFM Fund and PFM Asset Management LLC (“PFMAM”) on terms identical to the existing agreement between PFMAM and the PFM Fund (the “Existing Advisory Agreement”) in connection with the acquisition by U.S. Bancorp Asset Management (“USBAM”) of PFMAM as a wholly-owned subsidiary (the “Advisory Agreement Proposal”);

2.

To approve the Plan of Reorganization, adopted by the PFM Funds Board, which provides for the reorganization (the “Reorganization”) of the Acquired Fund into the Government Obligations Fund (the “FAF Fund” or the “Acquiring Fund”)), a series of First American Funds, Inc. (“FAF”) (the “Reorganization Proposal”); and

3.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the PFM Funds Trust as of the close of business on October 4, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. This Proxy Statement/Prospectus will first be mailed to shareholders on or about October 22, 2021. You should read the Proxy Statement/Prospectus attached to this notice prior to completing your proxy card. If you attend the virtual Meeting, you may vote or give your voting instructions virtually at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope.

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To assure that the quorum needed to act on the proposals is present at the Meeting and to save the expense of further mailings, please mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. You may revoke your proxy at any time at or before the Meeting or vote virtually at the Meeting if you attend the Meeting via Internet, as provided in the attached Proxy Statement/Prospectus.

By order of the Board of PFM Funds,

/s/ Michael P. Flanagan
Trustee and Chairman, PFM Funds

October 22, 2021

Harrisburg, Pennsylvania

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PROXY STATEMENT

for

Government Select Series, a series of PFM Funds

and

PROSPECTUS

for

Government Obligations Fund, a series of First American Funds, Inc.

Dated

October 22, 2021

800 Nicollet Mall

Minneapolis, Minnesota 55402

(612) 303-7987

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders (“Shareholders”) of PFM Funds (the “PFM Funds Trust”) who, as of October 4, 2021, were invested in shares of beneficial interest of Government Select Series (the “PFM Fund” or the “Acquired Fund”), a series of PFM Funds Trust, an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the PFM Fund to vote on (i) a new advisory agreement (the “New Advisory Agreement”) to be entered into between the PFM Fund and PFM Asset Management LLC (“PFMAM”), the current investment adviser to the PFM Fund, on terms identical to the existing advisory agreement (the “Existing Advisory Agreement”) between PFMAM and the PFM Fund in connection with the acquisition by U.S. Bancorp Asset Management (“USBAM”) of PFMAM as a wholly-owned subsidiary, and (ii) a Plan of Reorganization, adopted by the PFM Funds Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the PFM Fund into the Government Obligations Fund (the “FAF Fund” or the “Acquiring Fund”), a series of First American Funds, Inc. (“FAF”).

The Special Meeting of Shareholders of the Acquired Fund will be held on November 19, 2021 in a virtual format, via Internet, at 1:00 p.m. Eastern Time (the “Meeting”). Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), and to support the health and well-being of our employees and shareholders, the Meeting will be held in a virtual meeting format only at the following web address: https://pfmgroup.webex.com/pfmgroup/j.php?MTID=m06bf4d3142a8fd9371420e89f3284a4b. The access code for the Meeting is 2630 151 1300, and the password for the Meeting is GmEaAHMp234.

There will be no physical location for shareholders to attend. To participate in the Meeting, you will need to log in by visiting the above web address and entering the access code and password. There will be no in-person voting at the virtual Meeting. Please refer to the attached materials for more information.

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THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the New Advisory Agreement on terms identical to the Existing Advisory Agreement in connection with the acquisition by USBAM of PFMAM as a wholly-owned subsidiary.	Shareholders of PFM Fund
2. To approve the Plan of Reorganization, adopted by the Board, which provides for the reorganization of the PFM Fund into the FAF Fund.	Shareholders of PFM Fund

The first proposal referred to above is referred to herein as the “Advisory Agreement Proposal,” and the second proposal referred to above is referred to herein as the “Reorganization Proposal.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting or providing voting instructions. Additional information about FAF has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being mailed to the shareholders of PFM Fund on or about October 22, 2021.

Incorporation by Reference

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.

The Prospectus and Statement of Additional Information of the PFM Funds Trust, each dated October 28, 2020, as supplemented, with respect to the Acquired Fund (File Nos. 033-10754 and 811-04933) and the Prospectus and Statement of Additional Information of FAF, each dated October 30, 2020, as supplemented, with respect to the Acquiring Fund (File Nos. 002-74747 and 811-03313);

2.

The Annual Report to Shareholders of the PFM Funds Trust with respect to the Acquired Fund for the fiscal year ended June 30, 2021 (File Nos. 033-10754 and 811-04933) and the Annual Report to Shareholders of the FAF with respect to the Acquiring Fund for the fiscal year ended August 31, 2020 (File Nos. 002-74747 and 811-03313);

3.	The Semi-Annual Report to Shareholders of the FAF with respect to the Acquiring Fund for the period ended February 28, 2021 (File Nos. 002-74747 and 811-03313); and

4.	The Statement of Additional Information dated October 22, 2021, relating to this Proxy Statement/Prospectus (the “SAI”) (File No. 333-259405).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Shareholders can learn more about the Acquired Fund and the Acquiring Fund in any of the documents incorporated into this Proxy Statement/Prospectus, including the Annual Reports and Semi-Annual Reports listed above, which, with respect to the Acquired Fund-related materials, have been furnished to Shareholders. Shareholders may request a copy thereof, without charge, by calling (800) 338-3383 (PFM Fund) or (800) 677-3863 (FAF Fund), by writing PFM Funds, 213 Market Street, Harrisburg, PA 17101 (PFM Fund) or First American Funds, Inc., P.O. Box 1330, Minneapolis, MN 55440 (FAF Fund), or by visiting www.pfmfunds.com (PFM Fund) or www.firstamericanfunds.com (FAF Fund).

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The Funds are subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, it must file certain reports and other information with the SEC. Proxy materials, reports, and other information about the PFM Funds Trust and FAF are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, at the prescribed rates, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, DC 20549-1520. The Class Z shares of the FAF Fund are currently listed and traded on Nasdaq under the symbol “FGZXX.” Reports, proxy materials and other information concerning FAF and the FAF Fund may be inspected at the offices of the Nasdaq.

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TABLE OF CONTENTS

SUMMARY	1
The Proposals	1
PROPOSAL #1: APPROVAL OF A NEW ADVISORY AGREEMENT TO BE ENTERED INTO BETWEEN THE PFM FUND AND PFMAM ON TERMS IDENTICAL TO THE EXISTING ADVISORY AGREEMENT IN LIGHT OF THE CHANGE OF CONTROL OF PFMAM	2
Background	3
Overview of the New Advisory Agreement	3
Board Considerations	5
PROPOSAL #2: APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE PFM FUND INTO THE FAF FUND	6
Comparative Fee and Expense Tables	8
Expense Examples	9
Comparison of Investment Adviser	10
Comparison of Investment Objectives and Principal Investment Strategies	10
Comparison of Principal Risk Factors	12
Comparison of Fundamental Policies	13
Performance Information	16
Capitalization	17
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	17
Terms of the Plan of Reorganization	17
Description of the Securities to Be Issued	18
Board Considerations	18
Description of Risk Factors	19
Federal Income Tax Consequences of the Reorganization	19
Section 15(f) of the 1940 Act	21
Contingency Plan	22
ADDITIONAL INFORMATION ABOUT THE FUNDS	22
Management of FAF	22
FAF	22
USBAM	22
Management Fees	23
The Adviser	24
Classes of Shares	25

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information about the Reorganization, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A. For additional information about the Advisory Agreement Proposal, you should consult the New Advisory Agreement attached hereto as Appendix C.

The Proposals

The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the New Advisory Agreement on terms identical to the Existing Advisory Agreement in connection with the acquisition by USBAM of PFMAM as a wholly-owned subsidiary.	Shareholders of PFM Fund
2. To approve the Plan of Reorganization, adopted by the Board, which provides for the reorganization of the PFM Fund into the FAF Fund.	Shareholders of PFM Fund

This Proxy Statement/Prospectus is soliciting Shareholders with amounts invested in the Acquired Fund as of October 4, 2021, to approve (i) the New Advisory Agreement on terms identical to the Existing Advisory Agreement in connection with the acquisition by USBAM of PFMAM as a wholly-owned subsidiary (the “Change in Control”); and (ii) the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund currently offers one share class, designated Institutional Class shares (“Acquired Fund Shares”), and recently suspended the offering of another share class, designated CB Investors Class shares. There are no outstanding CB Investors Class shares. The Acquiring Fund has multiple share classes. Shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund in connection with the Reorganization (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

●	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

●	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

●	the distribution to the shareholders of the Acquiring Fund Shares; and

●	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies, and principal risks of the Acquired Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors,” and “Comparison of Fundamental Policies” sections below. The Funds have in some cases comparable and in other cases different, as applicable, distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The New Advisory Agreement and Reorganization, as appropriate, are expected to be effective as of the close of business on December 7, 2021, and December 20, 2021, respectively, or on such later date(s) as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of Class Z shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date.  Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

Both the Advisory Agreement Proposal and the Reorganization Proposal are contingent upon the completion of the Change in Control. Assuming the Change in Control has occurred:

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If both the Advisory Agreement Proposal and Reorganization Proposal are approved, then the New Advisory Agreement will be effective during the period from the Change in Control through the consummation of the Reorganization, to the extent the Reorganization and the Change in Control do not occur simultaneously.

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If only the Advisory Agreement Proposal is approved, then the Reorganization will not occur and PFMAM will continue to serve as the Acquired Fund’s investment adviser under the terms of the New Advisory Agreement, while PFMAM and the PFM Funds Board consider alternative options for the Acquired Fund.

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If only the Reorganization Proposal is approved, then the Reorganization will occur. If the Change in Control and the Reorganization occur simultaneously, then there will be no need for the New Advisory Agreement; however, if the Reorganization occurs after the Change in Control, then PFMAM will continue to serve as investment adviser to the Acquired Fund under the terms of an interim investment advisory agreement approved in accordance with Rule 15a-4 under the 1940 Act. In such circumstances, the Board of the Acquired Fund may take such actions as it deems in the best interests of the PFM Fund, including, among others, liquidation of the PFM Fund.

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If neither of the Advisory Agreement Proposal or Reorganization Proposal are approved, the Reorganization will not occur and PFMAM will continue to serve as investment adviser to the Acquired Fund under the terms of an interim investment advisory agreement approved in accordance with Rule 15a-4 under the 1940 Act, while PFMAM and the PFM Funds Board consider alternative options for the Acquired Fund. In such circumstances, the Board of the Acquired Fund may take such actions as it deems in the best interests of the PFM Fund, including, among others, liquidation of the PFM Fund.

The Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Acquired Fund is not expected to recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Acquired Fund who receive Acquiring Fund common shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution of all of its undistributed net investment income and net capital gains, if any. All or a portion of such a distribution will be taxable to the Acquired Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Acquired Fund are sold prior to the closing of the Reorganization, the Acquired Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Acquired Fund. However, since the Acquired Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to account for less than 1% of the Acquired Fund’s assets). Please see “Additional Information about the Reorganization - Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved both the (i) New Advisory Agreement on terms identical to the Existing Advisory Agreement in light of the change of control of PFMAM and (ii) Plan of Reorganization with respect to the PFM Fund. Accordingly, the Board is submitting the New Advisory Agreement and the Plan of Reorganization for approval by the Acquired Fund’s shareholders. In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposals and the Plan of Reorganization generally.

The Board recommends that you vote “FOR” each of the Advisory Agreement Proposal and the Reorganization Proposal.

PROPOSAL #1:	APPROVAL OF A NEW ADVISORY AGREEMENT TO BE ENTERED INTO BETWEEN THE PFM FUND AND PFMAM ON TERMS IDENTICAL TO THE EXISTING ADVISORY AGREEMENT IN LIGHT OF THE CHANGE OF CONTROL OF PFMAM.

These Proposals request the approval by PFM Fund shareholders of the New Advisory Agreement and the Plan of Reorganization pursuant to which the PFM Fund will be reorganized into the FAF Fund.

Background

On July 8, 2021, U.S. Bank National Association, the parent company of USBAM, announced that it had entered into a definitive agreement to purchase PFMAM, the current adviser to the PFM Fund, under its subsidiary, USBAM. U.S. Bank National Association indicated that, after the purchase, PFMAM would remain a separate entity within U.S. Bank’s Wealth Management and Investment Services division, and would continue to operate as a separate registered investment adviser known as PFM Asset Management, a division of USBAM (the “Change in Control”). The definitive purchase agreement was signed on July 7, 2021, and the Change in Control transaction is expected to close in the fourth quarter of 2021, subject to certain regulatory approvals and satisfaction of customary closing conditions.

If consummated, the Change in Control transaction will result in a change in control of PFMAM and, therefore, would constitute an “assignment,” within the meaning of the 1940 Act, of the Existing Advisory Agreement. Under the 1940 Act, an investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Because the Change in Control will result in the automatic termination of the Existing Advisory Agreement, the New Advisory Agreement must be approved and executed. Accordingly, the 1940 Act requires such contract be approved by the vote of a majority of the outstanding securities of the PFM Funds Trust. The PFM Funds Board, including the Independent Board Members of the PFM Funds Trust, has unanimously approved the New Advisory Agreement and has deemed entry into such agreement to be in the best interests of the PFM Funds Trust and its shareholders. The PFM Funds Trust is now seeking shareholder approval of the New Advisory Agreement between PFMAM and the PFM Fund.

Overview of the New Advisory Agreement

A copy of the proposed New Advisory Agreement approved by the PFM Funds Board is attached hereto as Appendix C. The terms of the New Advisory Agreement, including the fee structure, are substantially identical to the Existing Advisory Agreement (which was last submitted to a vote of the PFM Fund’s shareholders on June 23, 2014), titled Amended and Restated Advisory Agreement, dated July 1, 2014 and amended and restated as of October 3, 2016, between the PFM Fund and PFMAM. The following description of the material terms of the New Advisory Agreement is only a summary. For the complete terms of the New Advisory Agreement, please refer to Appendix C.

Management & Administrative Services. PFMAM – a wholly-owned subsidiary of PFM Investment, LLC, which in turn is a wholly-owned subsidiary of PFM I, LLC, a holding company owned by the senior employees of PFMAM and its affiliates – is registered as an investment adviser under the 1940 Act. The principal office address for PFM I, LLC and PFM Investment, LLC is 1735 Market Street, 43rd Floor, Philadelphia 19103.

If the New Advisory Agreement is approved by the PFM Fund’s shareholders, then, upon the closing of the Change in Control and subject to the overall supervision of the Board, PFMAM will continue to manage the day-to-day operations of the PFM Fund and act as the investment adviser to the PFM Fund. PFMAM would continue to provide investment advisory services including, but not limited to:

●	provision of a continuous investment program in accordance with the PFM Fund’s investment objective, policies and restrictions as stated in its Prospectus;

●	investment research;

●	investment management with respect to all securities, investments, and cash equivalents held by the PFM Fund; and

●	computation of net asset value and daily net income of the PFM Fund.

Management Fees. If the New Advisory Agreement is approved by shareholders at the Meeting, the PFM Fund would continue to pay PFMAM a management fee according to the following schedule:

Portfolio Net Asset	Rate
First $2 billion	0.07%
Next $3 billion	0.065%
Next $5 billion	0.06%
Over $10 billion	0.05%

For the fiscal year ended June 30, 2021, investment advisory fees paid to PFMAM by the PFM Fund were $1,351,923.

Other Fees. In addition to investment advisory fees, the PFM Fund pays PFMAM fees for administrative and transfer agent services. Such fees paid by the PFM Fund for the fiscal year ended June 30, 2021 are set forth below:

Administrative Fee: $387,504

Transfer Agent Fee: $1,550,014

Duration and Termination. If the Advisory Agreement Proposal is approved by shareholders, unless earlier terminated, the New Advisory Agreement will become effective upon the Change in Control and remain in effect for two years from the date of its execution, and thereafter from year-to-year if approved at least annually by either (a) the vote of a majority of the Independent Board Members of the PFM Funds Trust and (b) a majority of the PFM Funds Board or a majority of the outstanding voting securities of the PFM Fund. Like the Existing Advisory Agreement, the New Advisory Agreement will automatically terminate in the event of its “assignment” within the meaning of the 1940 Act, and may otherwise be terminated at any time without payment of any penalty by either party upon 60 days’ written notice to the other party or by vote of a majority of either the PFM Funds Board or the outstanding voting securities of the PFM Fund.

To avoid disruption of the investment management program of the PFM Fund, the PFM Funds Board recommends that you vote “FOR” the Advisory Agreement Proposal.

Principal Executive Officers and Directors. The names and titles of PFMAM’s principal executive officers and directors as of the date of this Proxy Statement/Prospectus are set forth below. The business address of each such officer and/or director is 213 Market Street, Harrisburg, PA 17101.

Name	Title
John H. Bonow	CEO & Manager
Martin P. Margolis	President, Manager and Managing Director*
Leo J. Karwejna	Chief Compliance Officer**
Karen Jones	Secretary
Cheryl D. Maddox	Assistant Secretary
* In addition, Mr. Margolis serves as a Trustee and President of the PFM Funds Trust.
** In addition, Mr. Karwejna serves as the Chief Compliance Officer to the PFM Funds Trust.

It is also contemplated that the PFM Fund will, upon shareholder approval as described below, reorganize with and into the FAF Fund. It is anticipated that the Reorganization could occur shortly after, or in lieu of, PFMAM resuming management of the PFM Fund pursuant to the New Advisory Agreement proposed by this Proxy Statement/Prospectus. If the New Advisory Agreement becomes effective prior to the Reorganization, the New Advisory Agreement will terminate upon completion of the Reorganization and USBAM will continue to serve as the Acquiring Fund’s investment adviser after the Reorganization. Shareholders will be asked at the Meeting to approve both the Advisory Agreement Proposal and the Reorganization Proposal.

In the event that shareholders of the PFM Fund do not approve the New Advisory Agreement, the PFM Funds Board will take such action as it deems in the best interests of the PFM Fund and its shareholders, including considering other alternatives such as, among other possibilities: identifying other potential investment advisers to manage the PFM Fund, identifying other trusts to reorganize the PFM Fund into, establishing an interim advisory arrangement between PFMAM and the PFM Fund, and liquidating the PFM Fund. The successful consummation of the Change in Control is a condition precedent to both the implementation of the New Advisory Agreement and the Reorganization.

Board Considerations

The PFM Funds Board, including the Independent Board Members, has unanimously approved the New Advisory Agreement and has determined that the PFM Fund’s entry into such agreement is in the best interests of the PFM Fund and its shareholders.

In reaching its decision to approve the New Advisory Agreement, the PFM Funds Board received extensive information from PFMAM regarding the Advisory Agreement Proposal and the Change in Control at several Webex/telephone meetings held during August 2021 (including its regular Board meeting on August 20, 2021), which were held by Webex/telephone, rather than in person, in reliance on an order issued by the SEC exempting registered investment companies from the in-person voting requirements of the 1940 Act in light of the risks and operational challenges that would be associated with meeting in person during the COVID-19 pandemic. In making its determination regarding the New Advisory Agreement, the PFM Funds Board considered, among other things, information furnished by PFMAM and USBAM, including information concerning the Change in Control of PFMAM, as well as other information that it deemed relevant. The PFM Funds Board also considered information provided by PFMAM in its capacity as the current adviser to the PFM Fund in connection with its recent renewal of the Existing Advisory Agreement approved at the June 24, 2021 PFM Funds Board meeting. The PFM Funds Board also requested and received responses from PFMAM and USBAM to a series of questions encompassing a variety of topics prepared by the PFM Funds Board, in consultation with counsel to the PFM Fund and independent legal counsel to the Independent Board Members. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the PFM Funds Board was identified as the principal factor in determining whether to approve the New Advisory Agreement. The following discussion notes the primary considerations relevant to the PFM Funds Board’s deliberations and determinations.

Nature, Scope and Quality of Services. In assessing the nature, scope and quality of services to be provided by PFMAM as a wholly-owned subsidiary of USBAM, the Independent Board Members considered the structure and capabilities of PFMAM, as evidenced by the services provided by PFMAM to the PFM Fund under the Existing Advisory Agreement, including technology and operational support, as well as the experience and qualifications of PFMAM personnel providing services to the PFM Funds Trust. The Independent Board Members considered the structure and capabilities of USBAM, and the potential benefits that such capabilities may have on PFMAM’s operations in the event the Change in Control were approved. They also considered PFMAM’s research and portfolio management capabilities, its strong focus on credit review and analysis, as well as its administrative and compliance infrastructure, including PFMAM’s ability to provide high quality administrative, transfer agency and other services to the PFM Fund, and how these capabilities might be further bolstered by the acquisition of PFMAM by USBAM.

Comparative Advisory Fees and Expenses. The Independent Board Members considered the proposed advisory fee and expenses of the PFM Fund under the New Advisory Agreement compared to the average and median advisory fees and expenses of other funds managed by PFMAM as well as certain other institutional U.S. government money market funds. The PFM Funds Board also considered the representations and undertakings of USBAM that there would be no “unfair burden” imposed on the PFM Fund as a result of the transactions contemplated by the Change in Control within the meaning of Section 15(f) of the 1940 Act.

Profitability. The Independent Board Members considered the expected profits to PFMAM, and, by extension, to USBAM, that would result from PFMAM’s continued relationship with the PFM Fund, in light of the amount of the PFM Funds Trust’s total net assets over recent years.

Benefits to PFMAM. The Independent Board Members determined that neither PFMAM nor USBAM, as PFMAM’s parent company, would receive any significant direct or indirect benefits from their respective relationship with the PFM Funds Trust or the PFM Fund, other than the payment of fees and other amounts under the New Advisory Agreement, and that PFMAM would not receive any indirect benefits associated with processing delays in connection with transfers of funds in connection with the purchase or redemption of shares of the PFM Fund.

Economies of Scale. The Independent Board Members noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. They determined that the proposed advisory fee rate, and aggregate fees payable by the PFM Fund to PFMAM under the New Advisory Agreement as a percent of the net assets of the PFM Fund, would continue to reflect a sharing with the PFM Fund of the benefit of economies of scale previously realized by PFMAM when total net assets of the PFM Fund were greater than is presently the case.  The Independent Board Members further considered the additional economies of scale that were expected to be realized by PFMAM as a result of its acquisition by USBAM, including the potential to allocate relatively fixed operating and administrative expenses across a broader asset base, and the extent to which these economies of scale would be shared with the PFM Fund and its shareholders, including through potentially reduced administrative expenses borne by the PFM Fund.

Investment Performance. The Independent Board Members considered the gross and net performance of the PFM Fund under the Existing Advisory Agreement, as well as the gross and net performance of other institutional U.S. government money market funds. The Independent Board Members concluded that: PFMAM continues to do an outstanding job in providing investment advisory services to the PFM Funds Trust and the PFM Fund (and, in particular, has delivered high quality investment advisory services in recent years in a low interest rate environment, as well as during the current COVID-19 pandemic); the PFM Funds Trust benefits from the high ethical standards that are adhered to by PFMAM and its personnel; PFMAM has delivered excellent value to the PFM Fund; and that PFMAM was expected to continue to retain each of these qualities as a subsidiary of USBAM following the consummation of the Change in Control.

General Conclusions. The Independent Board Members determined that the services proposed to be provided by PFMAM, as a subsidiary of USBAM, to the PFM Funds Trust and the PFM Fund under the New Advisory Agreement were expected to be of very high quality and concluded that they were very satisfied with the proposed services to be provided to the PFM Funds Trust and the PFM Fund by PFMAM and satisfied with the proposed fees and expenses under the New Advisory Agreement, as well as with the historical investment performance of the PFM Fund under the Existing Advisory Agreement. The PFM Funds Board also determined that the consummation of the Change in Control was unlikely to adversely impact any of the above considerations. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the New Advisory Agreement.

After careful consideration, the PFM Funds Board unanimously approved the New Advisory Agreement with respect to the PFM Fund. Accordingly, the PFM Funds Board has submitted the New Advisory Agreement for approval by the PFM Fund’s shareholders. The PFM Funds Board recommends that you vote “FOR” this Proposal.

PROPOSAL #2:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE PFM FUND INTO THE FAF FUND.

This Proposal requests the approval by PFM Fund shareholders of the Plan of Reorganization pursuant to which the PFM Fund will be reorganized into the FAF Fund.

In considering whether you should approve this Proposal, you should note that:

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Investment Objectives. The Funds have substantially identical investment objectives. The PFM Fund seeks to provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share, while the FAF Fund’s objective is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Each Fund is a “government money market fund” (as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”)) and, as such, invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

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Principal Investment Strategies. The Funds have principal investment strategies that are substantially identical. The PFM Fund invests exclusively in high quality, short-term money market instruments which are determined by PFMAM, pursuant to procedures adopted by the PFM Funds Board, to present minimal credit risks. As a “government money market fund” (as that term is defined in Rule 2a-7 under the 1940 Act), the PFM Fund invests at least 99.5% of its total assets in cash and the following types of instruments: U.S. government and agency obligations, repurchase agreements, other government money market mutual funds, and deposit accounts. In addition, under normal market conditions, the PFM Fund invests at least 80% of its net assets in U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), repurchase agreements that are collateralized solely by U.S. government securities and shares of other government money market mutual funds. The PFM Fund will provide shareholders with at least 60 days advance notice before changing this policy. The FAF Fund pursues its objective by investing exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities. The FAF Fund will provide shareholders with at least 60 days advance notice before changing this policy. As a “government money market fund” (as that term is defined in Rule 2a-7 under the 1940 Act), the FAF Fund invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

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Fundamental Policies. As “government money market funds” (as that term is defined in Rule 2a-7 under the 1940 Act), the Funds’ fundamental policies are substantially similar. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

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Principal Risks.  As “government money market funds” (as that term is defined in Rule 2a-7 under the 1940 Act), the Funds have substantially identical risk profiles. Each Fund’s principal risks include credit risk, (technology and) cybersecurity risk, income risk, interest rate risk, liquidity risk, and regulatory risk. However, the PFM Fund is also subject to additional cost level risk, counterparty risk, financial industry risk, government securities risk, and management risk, which are not principal risks of investing in the FAF Fund. In addition, the principal risks of investing in the FAF Fund include market risk, redemption risk, and repurchase agreement risk. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

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Investment Adviser and Other Service Providers. PFMAM serves as the investment adviser, administrator and transfer agent for the PFM Fund, and USBAM and/or an affiliate serves as the investment adviser and administrator for the FAF Fund. U.S. Bancorp Fund Services, LLC serves as the transfer agent for the FAF Fund. USBAM would manage and administer the combined Fund (the “Combined Fund”) after the Reorganization. For a detailed description of USBAM, please see “Additional Information about the Funds - The Adviser” below.

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Asset Base. The PFM Fund and FAF Fund had net assets of approximately $1.7 billion and $38 billion, respectively, as of June 30, 2021. Thus, if the Reorganization had been in effect on that date, the Combined Fund would have had net assets of approximately $39.7 billion (net of estimated transaction expenses).

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Description of the Securities to be Issued. Institutional Class Shareholders of the PFM Fund will receive Class Z shares of the FAF Fund. While the PFM Fund previously offered CB Investors Class shares, there are currently no outstanding CB Investors Class shares of the PFM Fund. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.

●

Operating Expenses. Following the Reorganization, the total annual fund operating expense ratio and management fee for the FAF Fund are expected to be equal to those of the PFM Fund currently. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

The maximum investment advisory fee for the PFM Fund is equal to an annual rate of 0.07% of its average daily net assets, while the management fee for the FAF Fund is equal to an annual rate of 0.10% of its average daily net assets. As of June 30, 2021 for the PFM Fund and August 31, 2020 for the FAF Fund, the actual investment advisory or management fees, as applicable, were 0.09%and 0.10%, respectively. In addition, the maximum administrative fee for the PFM Fund is equal to an annual rate of 0.02% of its average daily net assets, and the maximum administrative fee for the FAF Fund is equal to an annual rate of the fund’s pro rata portion of up to 0.13% of the aggregate average daily net assets attributable to Class Z shares of all FAF money market funds. As of June 30, 2021, the PFM Fund paid an administrative fee to PFMAM at the rate of 0.02% of its average daily net assets. As of August 31, 2020, the FAF Fund paid an administrative fee to USBAM at the rate of 0.15%. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

●

Costs of Reorganization. Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the FAF Fund. It is currently anticipated that approximately 100% of the PFM Fund’s holdings will be transferred to the FAF Fund in connection with the Reorganization and that, prior to the Reorganization, PFMAM will align or sell less than 1% of the PFM Fund’s holdings and invest the proceeds in securities that the FAF Fund wishes to hold. It is not expected that the FAF Fund will revise any of its investment policies following the Reorganization to reflect those of the PFM Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, and the costs associated with the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by USBAM, unless the Reorganization fails to be consummated, in which case each of USBAM and PFMAM will bear the FAF Fund’s and PFM Fund’s respective costs associated with each of the Advisory Agreement Proposal and the Reorganization Proposal. No sales or other charges will be imposed on Shareholders in connection with the Reorganization. The aggregate costs and expenses associated with the Advisory Agreement Proposal and the Reorganization Proposal are estimated to be $300,000.

The PFM Fund will bear transaction expenses associated with the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”). As discussed above, because it is currently anticipated that approximately 100% of the PFM Fund’s holdings will be transferred to the FAF Fund in connection with the Reorganization, such Transaction Costs are estimated to be less than 1% of the PFM Fund’s net assets. Please see “Additional Information about the Reorganization” below for more information.

●

Federal Income Tax Consequences. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Acquired Fund or shareholders of the Acquired Fund as a direct result of the Reorganization. Specifically, it is expected that the Acquired Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Acquired Fund. In addition, when shares held by shareholders of the Acquired Fund are exchanged for the Acquiring Fund Shares pursuant to the Reorganization, it is expected that shareholders of the Acquired Fund will recognize no gain or loss on the exchange, and that shareholders of the Acquired Fund will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in the Acquired Fund Shares immediately before the exchange. Please see “Additional Information about the Reorganization - Federal Income Tax Consequences of the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the current fees and expenses of each Fund and the estimated pro forma fees and expenses of Class Z shares of the Acquiring Fund after giving effect to the proposed Reorganization. The fee and expense information is presented as of June 30, 2021 and August 31, 2020 for the PFM Fund and FAF Fund, respectively.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: PFM Fund	Acquiring Fund: FAF Fund	Pro Forma Combined Fund (FAF Fund) (assuming expected operating expenses if the Reorganization is approved)
	Institutional Class	Class Z	Class Z
Management Fee	0.09%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.13%	0.11%
Transfer Agent Fees	0.08%	0.00%	0.00%
Other Operating Expenses	0.03%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.20%*	0.23%	0.21%
Less Contractual Fee Waivers	N/A	(0.05%)**	(0.03)%
Net Expenses	N/A	0.18%**	0.18%

*Pursuant to a fee deferral agreement with the PFM Funds Trust, PFMAM may, but is not obligated to, reduce the investment advisory, administration or transfer agent fees payable to it by any share class of the PFM Fund to help the PFM Fund, or class thereof, as applicable, achieve a more competitive yield. Any fee reduction may be recouped by PFMAM for a period of up to three years following the reduction, but only when the monthly distribution yield of the applicable share class for the calendar month preceding recoupment exceeds 0.50% per annum and provided that the amount of recoupment in any month may not exceed 15% of the aggregate fees that otherwise would be payable to PFMAM for such month. USBAM will not be able to recoup any previously deferred fees that remain outstanding under the terms of the fee deferral agreement between the PFM Funds Trust and PFMAM after the Reorganization.

** USBAM has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2022, so that total annual fund operating expenses, after waivers, do not exceed 0.18%. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2022 at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

●	You invest $10,000 in a Fund for the time periods indicated;

●	Your investment has a 5% annual return;

●	The Fund’s operating expenses remain the same as they were as of June 30, 2021 or August 31, 2020, for PFM Fund and FAF Fund, respectively; and

●	You hold or redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
PFM Fund (Acquired Fund)
Institutional Class	$21	$64	$113	$255
FAF Fund (Acquiring Fund)
Class Z	$18	$69	$124	$288
Pro Forma FAF Fund (assuming expected operating expenses if the Reorganization is approved)
Class Z	$18	$69	$124	$288

Comparison of Investment Adviser

The following table compares the investment adviser of the PFM Fund with that of the FAF Fund.

Acquired Fund	Acquiring Fund
PFM Fund	FAF Fund
Investment Adviser PFM Asset Management LLC	Investment Adviser U.S. Bancorp Asset Management, Inc.

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the PFM Fund with those of the FAF Fund. Because each Fund is a “government money market fund” (as that term is defined in Rule 2a-7 under the 1940 Act) and, as such, invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities, the Funds have substantially identical investment objectives and principal investment strategies. The PFM Fund seeks to provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share, while the FAF Fund seeks maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The PFM Fund invests at least 99.5% of its total assets in cash and the following instruments: securities issued or guaranteed as to principal or interest by the U.S. government or by its agencies or instrumentalities, including obligations of U.S. banks guaranteed by letters of credit issued by such agencies or instrumentalities, repurchase agreements for securities of the U.S. government, or its agencies or instrumentalities, that are collateralized solely by U.S. government securities, and shares of other government money market mutual funds. Under normal market conditions, the PFM Fund invests at least 80% of its net assets in U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), repurchase agreements that are collateralized solely by U.S.government securities and shares of other government money market mutual funds. The PFM Fund maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

The FAF Fund invests exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities. PFM Fund will provide shareholders with at least 60 days advance notice before changing this policy. U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. For more detailed information about each Fund’s investment strategies and risks, see below and Appendix B.

Acquired Fund	Acquiring Fund
PFM Fund	FAF Fund

Investment Objective

The investment objective of PFM Fund is to provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value (“NAV”) of $1.00 per share.

Investment Objective The FAF Fund’s objective is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies

The PFM Fund invests exclusively in high quality, short-term money market instruments which are determined by PFMAM, pursuant to procedures adopted by the PFM Funds Board, to present minimal credit risks.

The PFM Fund invests at least 99.5% of its total assets in cash and the following types of instruments:

U.S. government and agency obligations

● Bills, notes, and bonds issued by the U.S. Treasury.

● Obligations issued or guaranteed by any agency or instrumentality of the U.S. government, such as obligations of Fannie Mae, Freddie Mac, Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, and the Federal Farm Credit Banks. These may include obligations of U.S. banks guaranteed by letters of credit issued by an agency or instrumentality of the U.S. government.

Repurchase agreements

●  Repurchase agreements for U.S. government or agency obligations that are collateralized fully. Maturity dates of obligations collateralizing repurchase agreements may exceed 397 days.

Other government money market mutual funds

● PFM Fund may also invest in shares of other government money market mutual funds.

Deposit accounts

● Cash assets that are awaiting investment may be placed in a demand deposit account, or other deposit account, with the Fund’s depository bank.

Principal Investment Strategies

The FAF Fund pursues its objective by investing exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities. The FAF Fund will provide shareholders with at least 60 days advance notice before changing this policy. U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality.

In addition, under normal market conditions, PFM Fund invests at least 80% of its net assets in U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), repurchase agreements that are collateralized fully by U.S. government securities and shares of other government money market mutual funds.

Obligations of certain agencies and instrumentalities of the U.S. government (such as Ginnie Mae) are supported by the full faith and credit of the United States. Obligations of other U.S. government agencies and instrumentalities, such as obligations of Fannie Mae and Freddie Mac, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the United States. However, these agencies and instrumentalities may receive some form of federal support. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) Freddie Mac, Fannie Mae and Federal Home Loan Banks. Such support may be limited and subject to specified conditions.

Obligations of other agencies and instrumentalities may be supported only by the credit of the agency or instrumentality issuing the obligations.

U.S. government securities issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the United States. These entities, however, were chartered or supported by Acts of Congress and are supported by federal subsidies, loans or other benefits. The Government National Mortgage Association (Ginnie Mae) is a wholly-owned U.S. corporation that is authorized to guarantee timely payment and interest of its securities. U.S. government securities issued by Ginnie Mae are guaranteed by the full faith and credit of the United States. Other U.S. government securities do not have an explicit guarantee but support is implied due to the government sponsorship of their mandated activities, including securities issued by the Tennessee Valley Authority and Federal Farm Credit Banks.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include credit risk, (technology and) cybersecurity risk, income risk, interest rate risk, liquidity risk and regulatory risk. However, the PFM Fund is also subject to additional cost level risk, counterparty risk, financial industry risk, government securities risk and management risk, which are not principal risks of investing in the FAF Fund. In addition, the principal risks of investing in the FAF Fund include market risk, redemption risk and repurchase agreement risk. For a detailed comparison of each Fund’s risks, see both the table below and Appendix B.

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund
Risks	PFM Fund	FAF Fund
Additional Cost Level Risk	X
Counterparty Risk	X
Credit Risk	X	X
(Technology and) Cybersecurity Risk	X	X
Financial Industry Risk	X
Government Securities Risk	X
Income Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Management Risk	X
Market Risk		X
Redemption Risk		X
Regulatory Risk	X	X
Repurchase Agreement Risk		X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the PFM Fund with those of the FAF Fund.

Acquired Fund	Acquiring Fund
PFM Fund	FAF Fund

The PFM Fund may not make any investments other than those permitted under Virginia law for counties, cities, towns, political subdivisions and public bodies of the Commonwealth of Virginia as those terms are used in Section 2.2-4500 through 2.2-4510 of the Code of Virginia of 1950, as it may be amended from time to time. The PFM Fund may not buy any voting securities, any instrument or security from any issuer which, by its nature, would constitute characteristics of equity ownership and equity risks, any commodities or commodity contracts, any mineral related programs or leases, any warrants, or any real estate or any non-liquid interests in real estate trusts. However, it may purchase marketable securities that are legal investments even though the issuer invests in real estate or has interests in real estate.

No comparable policy

The PFM Fund may not purchase any securities if 25% or more of the Fund’s total assets would then be invested in the securities of issuers in the same industry (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities and obligations of domestic banks).

The FAF Fund will not concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and its political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The PFM Fund may not buy the obligations of any issuer, other than the United States government, its agencies and instrumentalities, if more than 5% of the Fund’s total assets would then be invested in obligations of that issuer, except that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States government, its agencies and instrumentalities.

No comparable policy*

Although the PFM Fund may not lend money or assets, it can buy those debt obligations or use those deposit instruments in which it is permitted to invest. It can also enter into repurchase agreements. However, as a matter of operating (but not fundamental) policy, the PFM Fund will not enter into repurchase agreements maturing or subject to put in more than seven days if thereafter more than 5% of the value of its total assets would then consist of such repurchase agreements.

The FAF Fund will not make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.
The PFM Fund may not invest for the purpose of exercising control or management of other issuers.	The FAF Fund will not invest for the primary purpose of control or management
The PFM Fund may not sell securities short (i.e., sell securities that it does not own) and may not buy securities on margin.	No comparable policy**

The PFM Fund may not engage in the business of underwriting securities issued by other persons, except to the extent the PFM Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities. Also, it may not invest in restricted securities. Restricted securities are securities that cannot be freely sold for legal reasons.

The FAF Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

The PFM Fund can only borrow from banks for temporary or emergency purposes on an unsecured basis and only up to 20% of the value of its total assets. The PFM Fund will not borrow to increase its income but only to meet redemptions. The PFM Fund will not purchase any security or instrument at any time when borrowings are 5% or more of its total assets.

The FAF Fund will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except as permitted by rules under the 1940 Act, the PFM Fund may not purchase securities of any other investment company if: (i) the PFM Fund and any company or companies controlled by it would then own, in the aggregate, more than 3% of the voting securities of such investment company; or (ii) more than 10% of the Fund’s total assets would then be invested in investment companies. This represents an operating rather than fundamental restriction.

With respect to 75% of its total assets, the FAF Fund will not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The PFM Fund may not issue senior securities or senior shares as defined in the 1940 Act, provided that the PFM Fund may borrow from banks to the extent and for the purposes set forth in restriction (8) above.

The FAF Fund will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The PFM Fund may not make any investments other than those permitted under Virginia law for counties, cities, towns, political subdivisions and public bodies of the Commonwealth of Virginia as those terms are used in Section 2.2-4500 through 2.2-4510 of the Code of Virginia of 1950, as it may be amended from time to time. The PFM Fund may not buy any voting securities, any instrument or security from any issuer which, by its nature, would constitute characteristics of equity ownership and equity risks, any commodities or commodity contracts, any mineral related programs or leases, any warrants, or any real estate or any non-liquid interests in real estate trusts. However, it may purchase marketable securities that are legal investments even though the issuer invests in real estate or has interests in real estate.

The FAF Fund will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

The PFM Fund may not make any investments other than those permitted under Virginia law for counties, cities, towns, political subdivisions and public bodies of the Commonwealth of Virginia as those terms are used in Section 2.2-4500 through 2.2-4510 of the Code of Virginia of 1950, as it may be amended from time to time. The PFM Fund may not buy any voting securities, any instrument or security from any issuer which, by its nature, would constitute characteristics of equity ownership and equity risks, any commodities or commodity contracts, any mineral related programs or leases, any warrants, or any real estate or any non-liquid interests in real estate trusts. However, it may purchase marketable securities that are legal investments even though the issuer invests in real estate or has interests in real estate.

The FAF Fund will not purchase physical commodities or contracts relating to physical commodities.

* While the FAF Fund does not have a comparable fundamental policy, the FAF Fund has a non-fundamental policy which states that: “With limited exceptions, [the Fund] may not invest more than 5% of its total assets in securities issued by the same issuer.”

** While the FAF Fund does not have a comparable fundamental policy, the FAF Fund has a non-fundamental policy which states that: “[The Fund] will not sell securities short.”

Performance Information

The performance information shown below provides some indication of the risks of investing in the Acquiring Fund by showing changes in the Fund’s performance from year to year and by showing how the FAF Fund’s average annual returns. The FAF Fund’s past performance is not necessarily an indication of how the FAF Fund will perform in the future.

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

For information regarding the performance history of the Acquired Fund, please see “Incorporation by Reference” above.

FAF Fund - Calendar Year Total Returns as of 12/31 each year

(Acquiring Fund)

Class Z

Best Quarter (ended 6/30/2019): 0.57%; Worst Quarter (ended 12/31/15): 0.00%

Acquiring Fund - Average Annual Total Returns as of December 31, 2020
	Year to Date (as of 9/30/2021)	1 year	5 year	10 year
FAF Fund (Class Z)	0.02%	0.37%	1.02%	0.51%

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2021, and of the FAF Fund on a pro forma combined basis as of June 30, 2021 after giving effect to the proposed Reorganization. The actual net assets of the PFM Fund and the FAF Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the FAF Fund will be received by shareholders of PFM Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the FAF Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
PFM Fund (Acquired Fund) – Institutional Class	$1,696,126,127	$1.00	1,696,126,127
FAF Fund (Acquiring Fund) – Class Z	$37,974,553,412.22	$1.00	37,974,289,656.28
Pro forma FAF Fund – Class Z (assuming the Reorganization is approved)	$39,670,679,539.22	$1.00	39,670,415,783.28

The Reorganization provides for the acquisition of all the assets and all the liabilities of the PFM Fund by the FAF Fund. If the Reorganization had taken place on June 30, 2021, Institutional Class shareholders of the PFM Fund would have received 1,696,126,127 Class Z shares of the FAF Fund.

* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class Z shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the PFM Funds Trust, and the Class Z shares of the Acquiring Fund will be distributed to the Institutional Class shareholders of the Acquired Fund in the redemption of the Acquired Fund Shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund Shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on December 20, 2021, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The Institutional Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by FAF when issued and will have no preemptive or conversion rights.

FAF may issue 500,000,000,000 full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in FAF. Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share. FAF reserves the right to create and issue additional Fund shares. In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund. Upon liquidation of the Acquiring Fund, shareholders are entitled to share proportionally (according to the net asset value of their shares of the Acquiring Fund) in the net assets of the FAF Fund available for distribution to shareholders. The Acquiring Fund is a series of FAF.

Board Considerations

The PFM Funds Board, including the Independent Board Members, has unanimously approved Plan of Reorganization, substantially in the form attached as Appendix A to this Prospectus Statement/Proxy and has determined that (1) the PFM Fund’s entry into such agreement is in the best interests of the PFM Fund and its shareholders, (2) consummation of the Reorganization would not result in the dilution of the interests of existing PFM Fund shareholders, and (3) approved certain other actions and items necessary to effect the Reorganization.

In reaching its decision to approve the Plan of Reorganization, the PFM Funds Board received extensive information from PFMAM regarding the proposed Reorganization at several Webex/telephone meetings held during August 2021 (including its regular Board meeting on August 20, 2021), which were held by Webex/telephone. In making its determinations regarding the Plan of Reorganization, the PFM Funds Board considered, among other things, information furnished by USBAM, including information concerning the Reorganization and the performance, fees, expenses, and other operational aspects of the FAF Fund, as well as other information that it deemed relevant. PFM Funds Board also requested and received responses from USBAM to a series of questions encompassing a variety of topics prepared by the PFM Funds Board, in consultation with counsel to the PFM Fund and independent legal counsel to the Independent Board Members. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the PFM Funds Board was identified as the principal factor in determining whether to approve the Plan of Reorganization. The following discussion notes the primary considerations relevant to the PFM Funds Board’s deliberations and determinations.

The PFM Funds Board considered, among other information and considerations:

●	The potential benefits and drawbacks of the Reorganization to shareholders of the PFM Fund;

●	The similarities and differences, as applicable, between the investment objectives, policies, and restrictions and service provider arrangements of the PFM Fund and the FAF Fund;

●

The expected continuity in portfolio management services to the PFM Fund resulting from PFMAM’s continued operations as a separately registered investment adviser under USBAM in accordance with the Change in Control in the event the Advisory Agreement Proposal were approved but the Reorganization Proposal were not;

●	The terms and conditions of the Plan of Reorganization that might affect the value of the outstanding shares of the PFM Fund; and

●	The estimated tax consequences of the Reorganization to the shareholders of the PFM Fund.

In connection with the above information, the PFM Funds Board considered the following factors and features of the Reorganization, among others:

●	The FAF Fund and PFM Fund each have substantially identical investment objectives insofar as each is a “government money market fund”;

●

USBAM, and not the PFM Fund or its shareholders, will bear the proxy preparation and solicitation costs associated with the Reorganization in the event the Reorganization is approved by the PFM Fund’s shareholders;

●

The Reorganization is expected to constitute a tax-free reorganization under the Code and, accordingly, no gain or loss is expected to be recognized by the PFM Fund or its shareholders as a direct result of the Reorganization;

●

The size, strength and capabilities of USBAM to provide investment advisory and other services to the Combined Fund and the resulting benefits, including the anticipated realization and sharing of economies of scale, to PFM Fund shareholders following the Reorganization;

●

The nature, scope, and quality of services to be provided by USBAM if the Reorganization is approved, in addition to certain comparative performance, fee and expense information for the FAF Fund and other comparable money market funds;

●

Future prospects for growth of the PFM Fund and alternatives to the Reorganization in the event the Reorganization Proposal were not approved, including the continued operation of the PFM Fund separate from the FAF Fund under the New Advisory Agreement;

●	The Reorganization will be consummated at net asset value, and the valuation policies and procedures for the PFM Fund are not materially different from those of the FAF Fund.

●	The Reorganization is subject to the approval of the shareholders of the PFM Fund.

After careful consideration, the PFM Funds Board unanimously approved the Plan of Reorganization with respect to the PFM Fund. Accordingly, the PFM Funds Board has submitted the Plan of Reorganization for approval by the PFM Fund’s shareholders. The PFM Funds Board recommends that you vote “FOR” this Proposal.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing regulations thereunder, current administrative rulings and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Acquired Fund or shareholders of the Acquired Fund as a direct result of the Reorganization. Specifically, it is expected that the Acquired Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Acquired Fund. In addition, when shares held by shareholders of the Acquired Fund are exchanged for the Acquiring Fund shares pursuant to the Reorganization, it is expected that shareholders of the Acquired Fund will recognize no gain or loss on the exchange, and that shareholders of the Acquired Fund will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Acquired Fund shares immediately before the exchange.

If, as expected, the Reorganization is tax-free, the tax attributes of the Acquired Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Acquired Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, shareholders of the Acquired Funds may redeem shares of the Acquired Fund. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Neither the Acquired Fund nor the Acquiring Fund have requested or will request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal tax consequences of the Reorganization. Based on certain customary assumptions, factual representations to be made on behalf of the Acquired Fund and Acquiring Fund, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP will, as a condition to the closing of the Reorganization, provide a legal opinion substantially to the effect that, for federal income tax purposes:

(i)

the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Plan of Reorganization, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii)

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;

(iv)

under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the exchange;

(v)

under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, will include the periods during which such assets were held by such Acquired Fund;

(vi)	under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares;

(vii)

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(viii)

under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will be determined by including the holding period for which such shareholder held, or is treated for federal income tax purposes as having held, the Acquired Fund Shares exchanged therefor, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

(ix)

the Acquiring Fund will succeed to and take into account the items of such Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

A copy of the opinion will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

The Acquired Fund may sell portfolio securities in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.  These distributions will be taxable to shareholders.

The tax attributes, including capital loss carryovers, if any, as of the date of closing of the Reorganization, of the Acquired Fund are expected to carry over to the Acquiring Fund in the Reorganization and to be available to offset future gains recognized by the Combined Fund, subject to limitations under the Code. Where these limitations apply, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax advisor regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain U.S. federal income tax consequences.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. USBAM has agreed not to, and has agreed not to cause its affiliates to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly and indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in respect of the Plan of Reorganization as to the Acquiring Fund.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the PFM Funds Board will consider what actions are appropriate and in the best interests of Shareholders that have assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquired Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference in the “Incorporation by Reference” section above, are intended to provide you with additional information about the Acquired Fund. Please see “Incorporation by Reference” for information on how to request copies of the Prospectus or Statement of Additional Information for the Acquired Fund.

Management of FAF

This section provides information about FAF and the investment adviser for each series of FAF.

FAF

FAF was incorporated in the State of Minnesota under the name “First American Money Fund, Inc.” on October 29, 1981. FAF’s board of directors and shareholders, at meetings held December 6, 1989 and January 18, 1990, respectively, approved amendments to the Articles of Incorporation providing that the name “First American Money Fund, Inc.” be changed to “First American Funds, Inc.” FAF is organized as a series fund, and currently issues its shares in six series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The FAF Fund is a series of FAF.

USBAM

USBAM, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment adviser and manager of each series of FAF, including the FAF Fund. USBAM is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, the nation’s fifth-largest commercial bank. U.S. Bank is, in turn, a wholly-owned subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp provides a wide range of financial services for consumers, businesses, government entities and other financial institutions. At September 30, 2021, U.S. Bancorp and its subsidiaries had consolidated assets of $567.5 billion, consolidated deposits of $442.9 billion and shareholders’ equity of $53.7 billion. As of September 30, 2021, USBAM had more than $181.9 billion in assets under management, including investment company assets of more than $126.3 billion.

Pursuant to an Investment Advisory Agreement, dated January 20, 1995 (the “Advisory Agreement”), FAF engaged U.S. Bank, through its First American Asset Management division (“FAAM”), to act as investment adviser for, and to manage the investment of, the series of FAF then in existence. The Advisory Agreement was assigned to USBAM on May 2, 2001. Under the terms of the Advisory Agreement, the FAF Fund has agreed to pay USBAM monthly fees calculated on an annual basis equal to 0.10% of the FAF Fund’s average daily net assets (before any waivers).

The Advisory Agreement requires USBAM to arrange, if requested by FAF, for officers or employees of USBAM to serve without compensation from the FAF Fund as directors, officers, or employees of FAF if duly elected to such positions by the shareholders or directors of FAF. USBAM has the authority and responsibility to make and execute investment decisions for the FAF Fund within the framework of the FAF Fund’s investment policies, subject to review by the Board. USBAM is also responsible for monitoring the performance of the various organizations providing services to the FAF Fund, including the FAF Fund’s distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to the FAF Board on the performance of such organizations. USBAM will, at its own expense, furnish the FAF Fund with the necessary personnel, office facilities, and equipment to service the FAF Fund’s investments and to discharge its duties as investment USBAM of the FAF Fund.

In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by USBAM or any other organization with which the FAF Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the FAF Fund may be a party. FAF may have an obligation to indemnify its directors and officers with respect to such litigation. USBAM will be liable to the FAF Fund under the Advisory Agreement for any negligence or willful misconduct by USBAM other than liability for investments made by USBAM in accordance with the explicit direction of the Board or the investment objectives and policies of the FAF Fund. USBAM has agreed to indemnify the FAF Fund with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by USBAM.

USBAM has contractually agreed to limit fund expenses for each share class, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed certain amounts through October 31, 2022. USBAM may voluntarily waive or reimburse certain fees and expenses of a fund to the extent necessary to avoid a negative yield, or a yield below a specified level, which may vary from time to time in USBAM’s sole discretion. These voluntary waivers and reimbursements may be terminated at any time by USBAM. In addition, with respect to such voluntary waivers or reimbursements, USBAM may retain the ability to be reimbursed by the FAF Fund for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

Management Fees

As compensation for its advisory services, USBAM receives a management fee of 0.10% from each series of FAF, including the FAF Fund, accrued daily and payable monthly. The PFM Fund pays PFMAM an investment advisory fee, accrued daily and payable monthly, which is determined by applying the following annual percentage rates to the average daily net assets of the Fund.

The table below shows the advisory fee rate schedule for the PFM Fund and FAF Fund and the aggregate annual fee the PFM Fund paid to PFMAM and the FAF Fund paid to USBAM for the indicated periods.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to USBAM or PFMAM based on Average Daily Net Assets as of June 30, 2021 for the PFM Fund and as of September 30, 2021 for the FAF Fund
PFM Fund	First $2 billion	0.070%	0.07%
	Next $3 billion	0.065%
	Next $5 billion	0.060%
	Over $10 billion	0.050%
FAF Fund	All Assets	0.10%	0.10%

A discussion of the basis for FAF’s Board’s approval of the Investment Advisory Agreement is available in FAF’s Annual Report to shareholders for the year ended August 31, 2020 with respect to the FAF Fund. A discussion of the basis for PFM Funds Trust’s Board’s approval of the Investment Advisory Agreement is available in PFM Funds Trust’s Annual Report to shareholders for the year ended June 30, 2021 with respect to the PFM Fund.

In addition to an investment advisory fee, each Fund currently pays to PFMAM or USBAM, or an affiliate, as applicable, an administrative fee as an annual percentage of the average daily net assets of each such Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
PFM Fund	All Assets	0.02%
FAF Fund	$0 to $8 billion $8 billion to $25 billion $25 billion to $50 billion Over $50 billion	0.13% 0.115% 0.10% 0.08%

PFM Fund—Administrator

PFMAM provides administration services to the PFM Fund under an amended and restated administration agreement approved by the PFM Funds Board on May 9, 2014, which became effective on July 1, 2014. The amended and restated administration agreement has an initial term that expired on June 30, 2016, and continues in effect from year to year thereafter if approved annually by the trustees of the PFM Funds Board, including a majority of the Independent Board Members. PFMAM may terminate the administration agreement at any time without penalty upon 60 days’ written notice to the PFM Funds Trust. The PFM Funds Trust may terminate it without penalty upon 60 days’ written notice to PFMAM, if directed or approved by the vote of a majority of trustees of the PFM Funds Board, including the separate vote of a majority of the Independent Board Members. The PFM Funds Board, including a majority of the Independent Board Members, most recently approved the continuance of the administration agreement for an additional year at a meeting held on June 24, 2021. PFMAM, as administrator, provides certain administrative services to the PFM Fund, such as: providing office space, facilities, equipment and personnel; overseeing the preparation of tax returns, reports to the Board, shareholder report and regulatory filings; and coordinating the activities of other service providers. The PFM Fund pays PFMAM a fee for administrative services computed at the annual rate of 0.02% of its average daily net assets, accrued daily and payable monthly.

FAF Fund—Administrator

U.S. Bancorp Asset Management, Inc. (for the purposes of this subsection only the “Administrator”) serves as administrator pursuant to an Administration Agreement between the Administrator and FAF, dated as of July 1, 2006, as amended from time to time. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the FAF Fund. These services include various oversight and legal services, accounting services and shareholder services. The FAF Fund pays the Administrator fees which are calculated daily and paid monthly. Such fees are equal to each Fund’s pro rata share of an amount equal, on an annual basis, 0.13% of the aggregate average daily net assets up to $8 billion, 0.115% on the next $17 billion of aggregate average daily net assets, 0.10% on the next $25 billion of aggregate average daily net assets, and 0.08% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 777 East Wisconsin Avenue, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby Fund Services provides various sub-administration services. Fund Services is a wholly-owned subsidiary of U.S. Bancorp.

The Adviser

U.S. Bancorp Asset Management, Inc. (USBAM) provides investment management services to individuals and institutions, which may include corporations, foundations, pensions, and retirement plans.

The FAF Fund is managed by a team of persons who are employed by USBAM.

Classes of Shares

The FAF Fund issues its shares in multiple classes. Shareholders may purchase shares of the Fund through separate classes. FAF Fund offers its shares in nine classes: Class A, Class D, Class P, Class T, Class U, Class V, Class X, Class Y, and Class Z shares. The different classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the 1940 Act, the FAF Fund may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of the FAF Fund represents an equal proportionate interest in the FAF Fund.

Class Z shares are offered at NAV, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee.

Class Z shares are only available to corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer-sponsored plans; wrap or advisory accounts of broker-dealers and registered investment advisers that charge an asset-based fee; institutional retirement plan platforms; insurance companies; bank trusts; 529 college savings plans; family offices; other registered investment companies and pooled investment vehicles; any other institution or customers of financial intermediaries who invest a minimum initial investment amount of $10 million; any other individual investors who invest a minimum initial investment amount of $10 million; securities lending clients of U.S. Bank National Association; and certain investors and related accounts as detailed in the FAF Fund’s SAI.

A financial intermediary may impose a minimum initial and/or additional investment amount different than the above-referenced minimums, based on household assets under management held with the financial intermediary or with the funds, or the capability to reach a higher level of investment than the initial amount invested, among other possible criteria.

Distribution Arrangements

Quasar Distributors, LLC (the “Distributor”) serves as the distributor for the FAF Fund’s shares pursuant to a distribution agreement applicable to the various share classes (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC. Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the FAF funds to the extent such services and functions are not provided to the FAF funds pursuant to another agreement. The shares of the FAF funds are distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the “Participating Institutions”) which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the FAF Board and by the vote of the majority of those FAF Board members who are not interested persons of FAF and who have no direct or indirect financial interest in the operation of FAF’s Rule 12b-1 Plan or in any agreement related to such plans.

Payments to Broker-Dealers and Financial Intermediaries

An investor may purchase or redeem shares of the funds on any business day by calling their financial intermediary. The FAF Fund reserves the right to reject any purchase order and to close a shareholder’s account at any time. If an investor purchases the FAF Fund through a broker-dealer or other financial intermediary (such as a bank), the FAF Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and their salesperson to recommend the fund over another investment. Investors should ask their salesperson or visit their financial intermediary’s website for more information.

Purchasing Fund Shares

You may purchase or redeem shares of the FAF Fund on any business day by calling your financial intermediary. Shares of the Funds are generally offered to persons in the United States and are also available for purchase in certain foreign jurisdictions through qualifying financial intermediaries. The FAF Fund reserves the right to reject any purchase order and to close a shareholder’s account at any time.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchases In-Kind. Generally, all purchases will be in cash. However, the FAF Fund reserves the right to permit you to purchase shares through the exchange of other securities that you own if consistent with a fund’s investment objective, policies, and operations. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact your financial intermediary.

Pricing of Fund Shares

The FAF Fund utilizes the amortized cost method of valuation to transact at a $1.00 share price. The Fund’s net asset value (NAV) is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The securities held by the FAF Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument. The Fund’s net asset value is normally expected to be $1 per share.

The NAV per share of each share class of the FAF Fund is calculated at 3:45 p.m. central time. If a purchase order is received on a business day by the deadline noted above and payment in federal funds is received by the FAF Fund by the close of the Federal Reserve wire transfer system (normally, 5:00 p.m. Central time), then dividends will begin to accrue on the same business day that the wire purchase order is received. If a purchase order is received on a business day after the deadline specified above, you will begin to accrue dividends the next business day. Also, in the event a wire purchase order is placed by the deadline specified above but an anticipated wire payment is not received by the FAF Fund by the close of the Federal Reserve wire transfer system that same day, your purchase may be cancelled and you may be liable for any resulting losses or fees incurred by the Fund, the transfer agent, or the Fund’s custodian. For purchase orders accompanied by check, dividends will normally begin to accrue on the first business day after the FAF Fund receives your check.

You may purchase or redeem shares of the FAF Fund on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open, except as noted below. In addition to weekends, the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The FAF Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry Financial Markets Association recommends that the bond markets close trading early, the FAF Fund may also close trading early.

Your purchase or redemption price will be based on that day’s NAV per share if your order is received by the FAF Fund in proper form prior to the time the FAF Fund calculates its NAV. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing.

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the Fund.

Frequent Trading of Fund Shares

The FAF Fund is designed to offer investors a liquid cash option and it is anticipated that shareholders will purchase and redeem fund shares on a frequent basis. Frequent trading by shareholders may disrupt the management of the funds and increase fund expenses. However, given the short-term nature of the FAF Fund’s investments and its use of the amortized cost method for calculating the NAV of fund shares, the FAF Fund does not anticipate that in the normal case frequent or short-term trading into and out of the FAF Fund will have significant adverse consequences for the FAF Fund and its shareholders. Accordingly, the FAF Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the funds’ shares.

Share Redemption

If a fund receives a redemption request by the time the FAF Fund calculates its NAV, as specified above, payment will be made the same day by transfer of federal funds if the Fedwire transfer system is available for use that day. Otherwise, payment will be made on the next business day.

Under normal circumstances, the FAF Fund expects to meet redemption requests either by using cash it holds in its portfolio or by selling portfolio securities to generate cash. The FAF Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redemptions in-kind”), if the amount redeemed is large enough to affect fund operations or the redemption request is made during stressed market conditions.

Redemptions In-Kind. Generally, all redemptions will be for cash. However, the FAF Fund reserve the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash. If payment by the FAF Fund is made in securities, the FAF Fund will typically select a representative basket of securities and will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the FAF Fund and its remaining shareholders. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

Investment professionals or financial institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual investment professional or financial institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described herein. Your investment professional or financial institution will provide you with specific information about any processing or service fee you will be charged.

The FAF Fund has authorized one or more intermediaries to receive purchase and redemption orders on the Fund’s behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The FAF Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives the order.

Redemption proceeds to be paid by wire will normally be paid to the domestic bank account designated in the current records of the Fund’s transfer agent on the same day of the redemption order, if the redemption order is accepted in proper form by the transfer agent or a financial intermediary that has been authorized to accept orders on behalf of the Fund, as described herein, by the deadline listed above. Redemption proceeds will normally be paid by the close of the Federal Reserve wire system (normally, 5:00 p.m. Central time). Redemption proceeds to be paid by check will normally be sent to the address of record designated in the current records of the Fund’s transfer agent on the next business day, but in no event more than seven days, after the redemption order is accepted in proper form by the transfer agent or a financial intermediary that has been authorized to accept orders on behalf of the Fund, as described herein, by the deadline listed above. You will not earn a dividend on the day a redemption order is accepted, except for redemption proceeds paid by check, which earn a dividend on the day a redemption order is accepted.

A shareholder may redeem shares of the Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Pursuant to instructions received from the financial institution, redemptions will be made by check, by wire transfer or, if available, by ACH transaction.

Shareholders who did not purchase their shares through a financial institution may redeem Fund shares by telephoning 800 677-3863. At the shareholder’s request, redemption proceeds will be paid by check and mailed to the shareholder’s address of record, or ACH (if available) or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. ACH and wire instructions must be previously established in the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the FAF Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the USBAM, as administrator (for the purposes of this subsection only, the “Administrator”), nor the FAF Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the FAF Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the FAF Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.

Shareholders may redeem Fund shares by sending a written request to their investment professional, their financial institution, or the Fund. The written request should include the shareholder’s name, the FAF Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven business days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the FAF Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

●	a trust company or commercial bank, the deposits of which are insured by the Deposit Insurance Fund, which is administered by the FDIC;

●	a member firm of the New York, NYSE MKT, Boston, Midwest, or Pacific Stock Exchanges or the Financial Industry Regulatory Authority;

●	a savings bank or savings and loan association the deposits of which are insured by the Deposit Insurance Fund, which is administered by the FDIC; or

●	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.

Dividends and Other Distributions

The FAF Fund earns interest, dividends and other income from its investments, and distributes this income (less fund expenses) to investors as dividends. Dividends from the Fund’s net investment income are declared daily and paid monthly. The FAF Fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. The FAF Fund may also make additional distributions for tax purposes if necessary.

If the FAF Fund receives your wire transfer payment for Fund shares by the time the FAF Fund determines its NAV, you will begin to accrue dividends on that day. If you redeem shares, you will not receive a dividend on the day of your redemption request if your request is received by the time the FAF Fund determines its NAV.

Dividends will be reinvested in additional shares of the Fund, unless you request that distributions be reinvested in another FAF fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling (800) 677-3863. You may change your election by writing or calling the transfer agent at least five days prior to the record date of the next distribution. Cash distributions will be paid on or about the first business day of each month. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in the FAF Fund shares at the current NAV.

Tax Status

The FAF Fund intends to qualify and to elect to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). If so qualified, the Funds will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

The FAF Fund expects to distribute net realized capital gains (if any) once each year, although it may distribute them more frequently if it is necessary in order to maintain the Fund’s net asset value at $1.00 per share. Distributions of net investment income and net short-term capital gains are taxable to investors as ordinary income.

The IRS has issued final regulations that permit a simplified method of accounting for gains and losses realized upon the disposition of shares of a regulated investment company that is a money market fund, including as a result of the imposition of a liquidity fee. Very generally, rather than realizing gain or loss upon each redemption of a share, a shareholder of a money market fund using such method of accounting will recognize gain or loss with respect to such Fund’s shares for a given computation period (the shareholder’s taxable year or shorter period selected by he shareholder) equal to the value of all that Fund’s shares held by the shareholder on the last day of the computation period, less the value of all Fund shares held by the shareholder on the last day of the preceding computation period, less the shareholder’s net investment in that Fund (generally, purchases minus redemptions) made during the computation period.

Under the Code, the Funds are required to withhold a percentage of reportable payments (including dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders who have not certified that (i) the social security number or taxpayer identification number supplied by them is correct and (ii) they are not subject to backup withholding because of previous under reporting to the IRS. These backup withholding requirements generally do not apply to shareholders that are corporations or governmental units or certain tax-exempt organizations.

Shareholders of each Fund are urged to consult their own tax advisors regarding their investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five years or, if shorter, the period of the Fund’s operations. The following tables provide selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions) held for the entire period.

The audited financial highlights for each of the Acquiring Fund and Acquired Fund for the last five fiscal years are incorporated by reference from the applicable Fund’s current prospectus. The annual information below has been derived from financial statements audited separately by Ernst & Young LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of Ernst & Young LLP thereon, in each of PFM Funds Trust’s and FAF’s most recent Annual Report. Each Fund’s financial statements are included in the PFM Funds Trust’s or FAF’s, as applicable, Annual Report and Semi-Annual Report, which are available upon request as indicated herein.

FAF Fund Financial Highlights Government Obligations Fund – Class Z
	For a share outstanding throughout the years ended August 31, unless otherwise indicated.
FAF Fund Class Z	Net Asset Value Beginning of Period	Net Investment Income	Distributions from Net Investment Income	Distributions from Net Realized Gains on Investments	Net Asset Value End of Period	Total Return[1]
2021[2]	$1.00	$0.000	$(0.000)	$(0.000)[3]	$1.00	0.02%
2020	$1.00	$0.009	$(0.009)	$(0.000)[3]	$1.00	0.92%
2019	$1.00	$0.022	$(0.022)	---	$1.00	2.20%
2018	$1.00	$0.013	$(0.013)	---	$1.00	1.33%
2017	$1.00	$0.005	$(0.005)	$(0.000)[3]	$1.00	0.53%
2016	$1.00	$0.001	$(0.001)	---	$1.00	0.14%

FAF Fund Class Z	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
2021[2]	$27,410,822	0.11%	0.03%	0.22%	(0.08)%
2020	$28,187,034	0.18%	0.80%	0.23%	0.75%
2019	$18,335,731	0.18%	2.17%	0.23%	2.12%
2018	$14,681,577	0.18%	1.32%	0.24%	1.26%
2017	$16,442,191	0.18%	0.54%	0.24%	0.48%
2016	$11,097,264	0.17%	0.14%	0.24%	0.07%

1	Total return would have been lower had certain expenses not been waived.
2	For the six-month period ended February 28, 2021 (unaudited). All ratios for the period have been annualized, except total return.
3	Rounds to zero.

PFM Fund Financial Highlights Government Select Series – Institutional Class For a share outstanding throughout each period.[1]
For a share outstanding throughout the years ended June 30, unless otherwise indicated.
PFM Fund Institutional Class	Net Asset Value Beginning of Period	Net Investment Income	Distributions from Net Investment Income	Distributions from Net Realized Gains on Investments	Net Asset Value End of Period	Total Return
2021	$1.00	$0.0003	$(0.0003)	---	$1.00	0.03%
2020	$1.00	$0.013	$(0.013)	---	$1.00	1.34%
2019	$1.00	$0.021	$(0.021)	---	$1.00	2.12%
2018	$1.00	$0.012	$(0.012)	---	$1.00	1.18%
2017	$1.00	$0.004	$(0.004)	---	$1.00	0.41%

PFM Fund Institutional Class	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
2021	$1,696,127	0.13%	0.03%	0.20%	(0.04)%
2020	$2,237,555	0.21%	1.15%	0.21%	1.15%
2019	$1,049,888	0.22%	2.11%	0.22%	2.11%
2018	$907,484	0.23%	1.18%	0.23%	1.18%
2017	$948,853	0.19%	0.41%	0.20%	0.40%

1

Effective October 3, 2016, the PFM Fund adopted a policy to invest at least 99.5% of its total assets in cash and the following types of high quality, short-term investments: U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) (“U.S. Government Securities”); repurchase agreements that are collateralized solely by U.S. Government Securities;and shares of other money market funds that invest exclusively in the types of obligations in which the PFM Fund is authorized to invest. It also adopted, effective on such date, a policy under which it invests, under normal market conditions, at least 80% of its net assets in: U.S. Government Securities; repurchase agreements that are collateralized solely by U.S. Government Securities; and shares of other money market funds that invest exclusively in these securities. Prior to October 3, 2016, the PFM Fund was known as Prime Series and invested in a broader range of money market obligations, including obligations of U.S. companies, financial institutions and municipalities. Investment performance for periods prior to October 3, 2016 is not reflective of the performance that the PFM Fund would have achieved during these periods under its current investment policies.

The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of Ernst & Young LLP, independent registered public accounting firm to each of the Acquiring Fund and Acquired Fund.

Fund	Financial Statements as of	Audited or Unaudited
Acquiring Fund	August 31, 2020	Audited
	February 28, 2021	Unaudited
Acquired Fund	June 30, 2021	Audited

VOTING INFORMATION

The following information applies to both the Advisory Agreement Proposal and the Reorganization Proposal for which you are entitled to vote.

The Meeting

The Meeting will be held on November 19, 2021 in a virtual meeting format, via the Internet, at 1:00 p.m. Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), and to support the health and well-being of our employees and shareholders, the Meeting will be held in a virtual meeting format only at: https://pfmgroup.webex.com/pfmgroup/j.php?MTID=m06bf4d3142a8fd9371420e89f3284a4b. The access code for the Meeting is 2630 151 1300, and the password for the Meeting is GmEaAHMp234.

There will be no physical location for shareholders to attend. To participate in the meeting, you will need to log in by visiting the above web address and entering the access code and password. As there will be no in-person voting at the virtual Meeting, we strongly urge you to submit your votes by proxy in advance of the Meeting by mail or by email to pfmfunds@pfmam.com. Please refer to the attached materials for more information.

At the Meeting, the following proposals will be considered: (i) to approve the New Advisory Agreement on terms identical to the Existing Advisory Agreement in connection with the change in control of PFMAM; (ii) to approve the Reorganization; and  (iii) any other business that may properly come before the Meeting. Only shareholders of the Acquired Fund are entitled to attend the Meeting or vote on these matters in advance of the Meeting.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus. A copy of the New Advisory Agreement in connection with the Advisory Agreement Proposal is attached hereto as Appendix C.

The PFM Funds Board fixed the close of business on October 4, 2021, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The By-Laws of the PFM Funds Trust, dated September 29, 2008 (the “By-Laws”), provide that except as otherwise provided by law, the Declaration of Trust dated September 29, 2008 (the “Declaration of Trust”), or the By-Laws, at all meetings of Shareholders the holders of Shares (each as defined in the By-Laws) representing forty percent (40%) of the Shares entitled to vote on a matter, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business as to such matter. The Shareholders present in person or represented by proxy at any meeting and entitled to vote thereat (or to vote on a specific matter) shall have power to adjourn the meeting (or to adjourn action at the meeting with respect to such matter) from time to time without notice other than announcement at the meeting by vote of a majority of all the votes entitled to be cast by Shareholders present or represented by proxy at the meeting (or on such matter). Written notice shall be given as required by Article III, Section 3 of the By-Laws, if a meeting is adjourned to a date more than one hundred twenty (120) days after the record date originally scheduled with respect to the meeting. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the time originally fixed for the meeting. Except as otherwise provide by applicable law, the Declaration of Trust or the By-Laws, the By-Laws provide that, when a quorum is present at any meeting, a majority of the votes cast by Shareholders present in person or represented by proxy at a meeting shall decide all questions, and that a plurality shall elect a trustee of PFM Funds Trust.

The By-Laws further provide that, at any meeting of Shareholders, each Shareholder having the right to vote shall be entitled to vote in person or by proxy, and each Shareholder of record shall be entitled to cast such number of votes as is specified by Article V of the Declaration of Trust for each Share (and fractional share) entitled to vote so registered in his name on the records of the PFM Funds Trust on the date fixed as the record date for the determination of Shareholders entitled to vote at such meeting. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless written instrument or court order providing to the contrary has been filed with the secretary of the Trust: (i) if only one votes, his vote will bind all; (ii) if more than one votes, the vote of the majority will bind all; and (iii) if more than one votes and the vote is evenly divided, the Shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or, in the absence of such appointment, the vote will be cast proportionately.

The By-Laws further provide that each proxy shall be in writing executed by the Shareholder giving the proxy or by his duly authorized attorney. Notwithstanding the foregoing, a Shareholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be reasonably determined that the telegram, cablegram or other electronic transmission was authorized by the Shareholder.  No proxy shall be valid after the expiration of eleven (11) months from its date, unless a longer period is provided for in the proxy.

Required Vote

Notwithstanding the requirements described in the organizational documents, approval of each proposal requires a vote of the “majority of the outstanding voting shares” within the meaning of Section 2(a)(42) of the 1940 Act. The vote of the “majority of the outstanding voting shares” means an affirmative vote of the lesser of (i) 67% or more of the shares of the PFM Fund entitled to vote thereon present, by proxy or otherwise, at the Meeting if holders of more than 50% of the outstanding shares of the PFM Fund are present, by proxy or otherwise, or (ii) more than 50% of the outstanding shares of the Fund.

The PFM Fund expects that, before the Meeting, broker-dealer firms holding Acquired Fund Shares in “street name” for their customers will request voting instructions form their customers and beneficial owners. If the broker-dealer firms do not receive instructions from their customers and beneficial owners, any such shares represented by proxy at the Meeting would be considered “broker non-votes.” “Broker non-votes” as to any matter will not be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum or counted as a vote cast on a Proposal. Except as otherwise provided by law, abstentions by Shareholders as to any matter will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on a Proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any Proposal has the same practical effect as an instruction to vote against that Proposal.

Proxy and Voting Instruction Solicitations

The PFM Funds Board is soliciting proxies from shareholders of the Acquired Fund. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or other electronic media, or personal contact by officers or employees of PFM Funds Trust and/or PFMAM.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Shareholders, will be paid by USBAM whether or not the Reorganization is consummated. The PFM Funds Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

If the PFM Funds Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. The Shareholders present, by proxy or otherwise, at any meeting and entitled to vote thereat (or to vote on a specific matter) shall have power to adjourn the meeting (or to adjourn action at the meeting with respect to such matter) from time to time without notice other than announcement at the meeting by vote of a majority of all the votes entitled to be cast by Shareholders present or represented by proxy at the meeting (or on such matter). Written notice shall be given as required by Article III, Section 3 of the By-Laws, if a meeting is adjourned to a date more than one hundred twenty (120) days after the record date originally scheduled with respect to the meeting. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the time originally fixed for the meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the PFM Funds Trust a superseding voting instruction form or written notice of revocation or by appearing and voting virtually at the Meeting. Only the Shareholder executing the voting instructions can revoke them. Shares of the Acquired Fund will be voted in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The total number of outstanding shares of the Acquired Fund as of October 4, 2021, is 1,830,084,918.97.

As of October 4, 2021, the Trustees and officers of the PFM Funds Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Below is a list of all persons known to the PFM Funds Trust to own beneficially 5% or more of the shares the Institutional Class of Government Select Series on October 4, 2021, along with the number and percentage of shares each person owns.

Government Select Series – Institutional Class

Name and Address of Shareholder	Shares Held	Share %
Long Island Power Authority 333 Earle Ovington Blvd., Ste. 403 Uniondale, NY 11553-3606	317,538,714.33	17.35%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	196,180,855.55	10.72%
New Castle County, DE 87 Read’s Way New Castle, DE 19720-1648	97,110,537.24	5.31%

* * * * *

APPENDIX A

FORM OF PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2021, by and between First American Funds, Inc., a Minnesota corporation, on behalf of one of its series, Government Obligations Fund (the “Acquiring Fund”), and PFM Funds, a Virginia business trust, on behalf of its series, Government Select Series (the “Acquired Fund”). The Acquiring Fund and the Acquired Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Acquired Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued shares of Class Z common stock, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares received by the Acquired Fund to the holders of common shares of the Acquired Fund as part of the complete liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1            THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, at the Closing, the Acquired Fund agrees to transfer all of its assets (other than the Excluded Assets), as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, at the Closing, the Acquiring Fund agrees (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume all of the liabilities (other than the Excluded Liabilities) of the Acquired Fund, if any, as set forth in Section 1.3. The foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2            ASSETS TO BE TRANSFERRED.    The Acquired Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Closing, provided that the Acquired Fund will retain assets sufficient to pay the dividend or dividends set forth in Section 8.5 (such retained assets, the “Excluded Assets” and all such transferred assets (other than the Excluded Assets), the “Acquired Assets”).

The Acquired Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments as of such date. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities and other investments, if any, on the Acquired Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify the Acquired Fund in writing accordingly. With respect to any such securities or other investments so identified by the Acquiring Fund before the Closing Date or, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain securities or other investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such securities or other investments, the Funds shall reasonably cooperate to dispose of such securities or other investments as may be necessary to, as of the Closing, (i) be in conformity with the Acquiring Fund’s investment objective, policies or restrictions or (ii) avoid violating such percentage limitations, as the case may be. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any securities or other investments if, in the reasonable judgment of the Acquired Fund Board or PFM Asset Management LLC, the investment adviser to the Acquired Fund (“PFMAM”), such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Acquired Fund.

1.3            LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor, consistent with its obligations to pursue its investment objective and investment strategies, to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend or dividends set forth in Section 8.5, and except for those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Acquired Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the dividend or dividends set forth in Section 8.5 (such non-assumed liabilities, the “Excluded Liabilities” and all such assumed liabilities (other than the Excluded Liabilities), the “Assumed Liabilities”).

1.4            LIQUIDATION AND DISTRIBUTION.

(a)            As soon as reasonably practicable after the Closing, the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record (the “Acquired Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Common Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund, and by paying to Acquired Fund Common Shareholders any Interim Dividends on Acquiring Fund Common Shares received by the Acquired Fund. All issued and outstanding common shares of the Acquired Fund simultaneously will be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)            As soon as is reasonably practicable after the distribution referenced in Section 1.4(a), but in no event later than [12 months] after the Closing Date, the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.

1.5            OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6            TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Acquired Fund’s common shares on the books of the Acquired Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7            TERMINATION.    The Acquired Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the laws of the Commonwealth of Virginia following the Closing, the payment of the distribution pursuant to Section 1.4 and the payment of all dividends pursuant to Section 8.5.

1.8            REPORTING.    Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Acquired Fund.

1.9            BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and copies thereof will be turned over to the Acquiring Fund as soon as practicable following the Closing. Following the Closing, the Acquiring Fund shall maintain all books and records related to the Reorganization as required by applicable law, including the 1940 Act.

ARTICLE II

VALUATION

2.1            VALUATION OF ASSETS.    The value of the net assets of the Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Acquired Fund or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Acquired Fund Board and the Acquiring Fund Board).

 2.2           VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Acquired Fund or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Acquired Fund Board and the Acquiring Fund Board).

2.3            COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Acquired Assets will be determined by dividing the value of such Acquired Assets (net of the Assumed Liabilities), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Acquired Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Acquired Fund’s common shares held by Acquired Fund Common Shareholders as of such time.

2.4            COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of PFMAM in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1            CLOSING DATE.    Subject to the terms and conditions of this Agreement, including the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), the Closing will occur on December 20, 2021, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 8:59 a.m., Eastern time, on the Closing Date. The Closing will be held as of 8:59 a.m., Eastern time, at the offices of Schulte Roth & Zabel LLP in New York, New York, or at such other time and/or place as the parties may agree. The Closing may be conducted in a mutually acceptable manner by the exchange of documents and signature pages via overnight courier, facsimile or .pdf attachments to e-mails.

3.2            CUSTODIAN’S CERTIFICATE.    The Acquired Fund will cause State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing Date.

3.3            CERTIFICATES OF TRANSFER AGENT.

(a)            The Acquired Fund will issue and deliver, or cause PFMAM, the transfer agent with respect to the Acquired Fund’s common shares, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of the Acquired Fund and the number and percentage ownership of outstanding common shares held by each such Acquired Fund Common Shareholder immediately prior to the Closing.

(b)            On the Closing Date, the Acquiring Fund will deliver, or cause U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the transfer agent with respect to the Acquiring Fund’s common shares, to deliver to the Secretary of the Acquired Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Common Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4            DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to consummate the transactions contemplated by this Agreement. Subject to Section 1.7, the Acquired Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, use its commercially reasonable efforts to execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as necessary in order to ultimately vest and confirm the Acquiring Fund’s title to and possession of all of the assets of the Acquired Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1            REPRESENTATIONS OF THE ACQUIRED FUND.    The Acquired Fund represents and warrants to the Acquiring Fund as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:

(a)            The Acquired Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

(b)            The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)            The Acquired Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Acquired Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)            Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to the Acquired Fund on or before the Closing Date.

(e)            No litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

(f)            The financial statements of the Acquired Fund as of June 30, 2021, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the financial condition of the Acquired Fund as of June 30, 2021, and there are no known liabilities, contingent or otherwise, of the Acquired Fund as of such date that are not disclosed in such statements, other than any such liabilities that (i) were incurred in the ordinary course of business and would not be material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.

(g)           Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquired Fund that have arisen after such date other than any such liabilities that (i) were incurred in the ordinary course of business and are not material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.

(h)           All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. No tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)             The authorized capital of the Acquired Fund consists of the shares set forth in Exhibit A hereto. All of the issued and outstanding shares of the Acquired Fund are duly authorized and, when issued and sold, were validly issued, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund; and no outstanding securities convertible into shares of the Acquired Fund.

(j)            At the Closing, the Acquired Fund will have good and valid title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver such Acquired Assets, and, upon delivery and payment therefor, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.

(k)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The information to be furnished by the Acquired Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)           From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)            For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)            There are no outstanding CB Investors Class shares of the Acquired Fund.

4.2            REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants to the Acquired Fund as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:

(a)            The Acquiring Fund is a corporation, duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)            The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)            The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)            No litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending, or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

(e)            The financial statements of the Acquiring Fund as of August  31, 2020, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly present, in all material respects, the financial condition of the Acquiring Fund as of August 31, 2020, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements other than any such liabilities that (i) were incurred in the ordinary course of business and are not material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.

(f)            The unaudited semi-annual financial statements of the Acquiring Fund as of February 28, 2021, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquiring Fund as of February 28, 2021, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements, other than any such liabilities that (i) were incurred in the ordinary course of business and are not material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.

(g)            Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities, contingent or otherwise, of the Acquiring Fund that have arisen after such date.

(h)            All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. No tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)            The authorized capital of the Acquiring Fund consists of 500,000,000,000 shares of common stock, par value $0.01 per share. Unless otherwise disclosed to the Acquired Fund, all of the issued and outstanding shares of the Acquiring Fund are duly authorized and, when issued and sold, were (or will be) validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(j)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to the receipt of requisite shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)            The Acquiring Fund Common Shares to be issued and delivered to the Acquired Fund for the account of Acquired Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund.

(l)            The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)            From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)            For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)            The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1            OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.3 and 8.5, the Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course from the date of this Agreement through the Closing, it being understood with respect to each Fund that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2            APPROVAL OF SHAREHOLDERS.    Following the date of this Agreement, the Acquired Fund will call a special meeting of its shareholders to consider and act upon this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3            INVESTMENT REPRESENTATION.    The Acquired Fund represents and warrants to the Acquiring Fund that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4            ADDITIONAL INFORMATION.    The Acquired Fund will use its commercially reasonable efforts to assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s common shares, including as set forth in Section 3.3(a).

5.5            FURTHER ACTION.    Subject to the provisions of this Agreement, including Section 3.4 and Article IX, each Fund will use its commercially reasonable efforts to take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6            STATEMENT OF EARNINGS AND PROFITS; TAX BASIS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund will furnish the Acquiring Fund, a reasonably detailed statement setting forth (i) the earnings and profits of the Acquired Fund for federal income tax purposes, (ii) any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code and (iii) the respective tax basis of the assets transferred by the Acquired Fund to the Acquiring Fund.

5.7            PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and the Acquiring Fund will file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Acquired Fund Common Shareholders and related matters (the “Registration Statement”). The Registration Statement will include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information reasonably necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8            TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

[5.9 INSURANCE. Prior to the Closing, PFMAM shall provide reasonably satisfactory evidence to the Acquired Fund that PFMAM has purchased tail coverage covering the members of the Acquired Fund Board (“Insurance”), which Insurance (i) will provide reasonable “tail” liability coverage, as determined by the Acquired Fund Board, commencing on the Closing Date, (ii) will be obtained from the carrier approved by the Acquired Fund Board at its meeting on [August 31], 2021, (iii) will include the general terms summarized in a memorandum from the Adviser to the Board with respect to such carrier’s coverage, as provided to the Board in connection with its [August 31], 2021 meeting, and (iv) will otherwise include terms that are reasonably acceptable to the Acquired Fund Board.]

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1            All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect.

6.2            The Acquiring Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.3            The closing of the purchase transaction whereby U.S. Bancorp Asset Management, the adviser to the Acquiring Fund, acquired PFMAM, in accordance with that certain definitive purchase agreement, dated as of July 7, 2021, will have occurred, and all conditions precedent to such purchase transaction will have been satisfied or waived.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1            All representations, covenants and warranties of the Acquired Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquired Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquired Fund and (ii) the Controller or Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect.

7.2            The Acquired Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3            The Acquired Fund will have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Acquired Fund.

7.4            Prior to the Valuation Time, the Acquired Fund will have declared the dividend or dividends contemplated by Section 8.5.

7.5            The closing of the purchase transaction whereby U.S. Bancorp Asset Management, the adviser to the Acquiring Fund, acquired PFMAM, in accordance with that certain definitive purchase agreement, dated as of July 7, 2021, will have occurred, and all conditions precedent to such purchase transaction will have been satisfied or waived.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1            This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Declaration of Trust and By-Laws. Notwithstanding anything to the contrary, neither party may waive the condition set forth in this Section 8.1.

8.2            The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3            All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All material notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4            The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5            The Acquired Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6            The Acquired Fund will have received an opinion from Ropes & Gray LLP, counsel to the Acquiring Fund, and an opinion from Dorsey & Whitney LLP, with respect to matters governed by the laws of the State of Minnesota, each dated as of the Closing Date, substantially to the effect that:

(a)            The Acquiring Fund has been formed as a corporation and is existing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power as a corporation to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)            The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)            Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Articles of Incorporation, By-Laws or Minnesota law.

(d)            The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)            The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Articles of Incorporation or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Ropes & Gray LLP may rely on the opinions of Dorsey & Whitney LLP.

8.7            The Acquiring Fund will have received an opinion from Schulte Roth & Zabel LLP, counsel to the Acquired Fund, dated as of the Closing Date, substantially to the effect that:

(a)            The Acquired Fund is an open-end management investment company registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(b)             No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body of the United States is required to be obtained or made by the Acquired Fund in connection with the execution and delivery by the Acquired Fund of the Plan of Reorganization and the consummation by the Acquired Fund of the transaction contemplated thereunder, except (i) such as have been obtained or made, and (ii) such as may be required under federal securities laws.

The Acquiring Fund will also have received an opinion from Hunton Andrews Kurth LLP, with respect to matters governed by the laws of the Commonwealth of Virginia, dated as of the Closing Date, substantially to the effect that:

(c)            The Acquired Fund is a Business trust under the Virginia Business Trust Act validly existing and in good standing under the laws of the Commonwealth of Virginia.

(d)             Except for those that have been obtained or made, no consent, approval, authorization or other action by any governmental authority of the Commonwealth of Virginia pursuant to any statutory law or regulation is required to be obtained or made by the Acquired Fund as of the date hereof for the consummation by the Acquired Fund of the transactions contemplated herein, but excluding all consents, approvals, authorizations and other actions required for the ongoing operation of the business of the Acquired Fund.

(e)            The Acquired Fund has the trust power to consummate the transactions contemplated by this Agreement.

(f)            The execution and delivery of this Agreement by the Acquired Fund did not, and the consummation by the Acquired Fund of the transactions contemplated herein will not, violate the Acquired Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Acquired Fund Common Shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Virginia, Schulte Roth & Zabel LLP may rely on the opinions of Hunton Andrews Kurth LLP.

8.8            The Funds will have received an opinion of Ropes & Gray LLP, dated as of the Closing Date and addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that for federal income tax purposes:

(a)            The transfer by the Acquired Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Acquired Fund to the Acquired Fund Common Shareholders of record in complete liquidation of the Acquired Fund and the dissolution of the Acquired Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)            No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(c)            No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of such Acquiring Fund Common Shares to the Acquired Fund Common Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(d)            No gain or loss will be recognized by the Acquired Fund Common Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Acquired Fund solely for Acquiring Fund Common Shares.

(e)            The aggregate basis of the Acquiring Fund Common Shares received by each Acquired Fund Common Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund common shares exchanged therefor by such shareholder.

(f)            The holding period of the Acquiring Fund Common Shares received by each Acquired Fund Common Shareholder in the Reorganization will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided such Acquired Fund common shares are held as capital assets at the effective time of the Reorganization.

(g)            The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized as described in (c) above.

(h)            The holding period of the assets of the Acquired Fund received by the Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (c) above, will include the period during which those assets were held by the Acquired Fund.

(i)             The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion will be based on customary assumptions and such representations as Ropes & Gray LLP may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1            The expenses incurred in connection with the Reorganization, in the event the Reorganization is consummated, will be borne by U.S. Bancorp Asset Management, the adviser to the Acquiring Fund. In the event the Reorganization is not consummated, each of U.S. Bancorp Asset Management and PFMAM will bear their own respective Reorganization expenses. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2            Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1          The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2          The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1          This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Fund without further action by the Acquired Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)            a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, which breach would cause the conditions precedent set forth in Article VI, VII or Article VIII to not be satisfied and such breach (i) is not capable of being cured or (ii) if such breach is capable of being cured, is not cured within 30 days following notice from the non-breaching party;

(b)            that certain definitive purchase agreement, dated as of July 7, 2021, regarding the purchase transaction whereby U.S. Bancorp Asset Management, the adviser to the Acquiring Fund, acquired PFMAM is terminated in accordance with the terms thereof; or

(c)            a determination by the Acquired Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2          In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund Board, the Acquired Fund Board, the Acquiring Fund or the Acquired Fund.

ARTICLE XII

AMENDMENTS

12.1          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees/Directors; provided, however, that following the receipt of shareholder approval of this Agreement and the transactions contemplated herein at the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Acquired Fund Common Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1          The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2          This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3          This Agreement will be governed by and construed in accordance with the laws of the State of [Minnesota] without giving effect to any principal or law thereof that would result in the application of the laws of another jurisdiction.

13.4          This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5          It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Virginia and the Secretary of State of Minnesota, as applicable. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees/Directors, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Trustees/Directors nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of a Fund, as provided in such Fund’s Declaration of Trust or Articles of Incorporation, as applicable.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST AMERICAN FUNDS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

PFM FUNDS

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

CAPITALIZATION OF THE ACQUIRED FUND

Acquired Fund	Authorized Common Shares
Government Select Series	Unlimited

APPENDIX B

Acquired Fund

Government Select Series
Institutional Class

Investment Objective. The investment objective of the Fund is to provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value (“NAV”) of $1.00 per share.

This objective may not be changed without the approval of the Fund’s shareholders. There is no assurance that the Fund will achieve its objective.

Principal Investment Strategies.

Portfolio Securities

FAF Fund invests exclusively in high quality, short-term money market instruments which are determined by USBAM, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), to present minimal credit risks.

The Fund invests at least 99.5% of its total assets in cash and the following types of instruments:

U.S. government and agency obligations

●	Bills, notes, and bonds issued by the U.S. Treasury.

●

Obligations issued or guaranteed by any agency or instrumentality of the U.S. government, such as obligations of Fannie Mae, Freddie Mac, Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, and the Federal Farm Credit Banks. These may include obligations of U.S. banks guaranteed by letters of credit issued by an agency or instrumentality of the U.S. government.

Repurchase agreements

●	Repurchase agreements for U.S. government or agency obligations that are collateralized fully. Maturity dates of obligations collateralizing repurchase agreements may exceed 397 days.

Other government money market mutual funds

●	The Fund may also invest in shares of other government money market mutual funds.

Deposit accounts

●	Cash assets that are awaiting investment may be placed in a demand deposit account, or other deposit account, with the Fund’s depository bank.

In addition, under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), repurchase agreements that are collateralized fully by U.S. government securities and shares of other government money market mutual funds.

Credit support of U.S. government and agency obligations

Obligations of certain agencies and instrumentalities of the U.S. government (such as Ginnie Mae) are supported by the full faith and credit of the United States. Obligations of other U.S. government agencies and instrumentalities, such as obligations of Fannie Mae and Freddie Mac, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the United States. However, these agencies and instrumentalities may receive some form of federal support. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) Freddie Mac, Fannie Mae and Federal Home Loan Banks. Such support may be limited and subject to specified conditions.

Obligations of other agencies and instrumentalities may be supported only by the credit of the agency or instrumentality issuing the obligations.

The Fund maintains a dollar-weighted average portfolio maturity of not more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of not more than 120 days.

Except as noted otherwise, the Fund invests exclusively in securities that carry at least two of the following ratings (or better):

Securities with maturities of 12 months or less

●	Moody’s: Prime 1

●	S&P: A-1

●	Fitch: F-1

Securities with maturities greater than 12 months

●	Moody’s: Aa

●	S&P: AA

●	Fitch: AA

PFM Fund may invest in any subcategory of the ratings categories shown above.

PFMAM may adjust exposure of the Fund to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Should the rating categories or providers described here cease to exist, PFMAM would seek to apply comparable successor standards, subject to Board approval.

Policies on Managing Cash for Municipalities and Institutions

The investment objective and investment policies of the Fund are designed to support the particular cash management needs of institutions, such as universities, hospitals, insurance entities, independent schools, colleges, and not-for-profit organizations, as well as municipalities, other governmental agencies and political subdivisions and corporations that must manage investments conservatively.

Further information about the Fund’s investment policies and practices is included in the SAI.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or PFMAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●

Interest Rate Risk When short-term interest rates fall, the Fund’s yield is likely to fall. When interest rates rise, the values of obligations held by the Fund may decline. If the rise is sharp or unexpected, the Fund’s share price could fall.

During periods of unusually low interest rates, the Fund’s yield may approach zero. Over time, the total return of the Fund may not keep pace with inflation.

●

Credit Risk The issuer of an obligation owned by the Fund could fail to pay interest and principal in a timely manner. The credit quality of the Fund’s holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause the Fund’s share price to fall.

●

Government Securities Risk For U.S. government or agency securities not backed by the full faith and credit of the United States (including obligations guaranteed by an agency or instrumentality of the U.S. government), there is no guarantee that the government will intervene in the event of any loss or default.

●	Management Risk Fund performance could be hurt by investment decisions made by PFMAM, such as choice of investments and timing of buy/sell decisions.

●

Counterparty Risk A financial institution or other counterparty with which the Fund does business (such as trading or custody), or that underwrites, distributes, or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or delay the return or delivery of collateral or other assets.

●

Financial Industry Risk Market price movements, regulatory or technological changes, or economic conditions affecting banks or other financial institutions may have a significant impact on the Fund’s performance.

●

Additional Cost Level Risk To the extent that the Fund invests in other money market funds rather than investing directly in money market instruments, the Fund’s shareholders will effectively be paying two or more levels of fund costs, which could reduce yields.

●	Liquidity Risk If the Fund faces an unusual volume of redemption orders, or if it is unable to sell Fund securities at the desired time or price, the Fund’s share price could fall.

●

Regulatory Risk On July 23, 2014, the SEC adopted certain regulatory changes intended to address systemic risks believed to be associated with money market funds and to improve transparency for money market fund investors. In connection with the adoption of these changes, the Fund converted to operate as a government money market fund, effective October 3, 2016.

●

Technology and Cybersecurity Risk Various technologies are used by PFMAM and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs or financial loss.

You could lose money by investing in the Fund. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. PFMAM has no legal obligation to provide financial support to the Fund, and you should not expect that it will provide financial support to the Fund at any time.

Acquiring Fund

Government Obligations Fund
Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. Government Obligations Fund pursues its objective by investing exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities. The fund will provide shareholders with at least 60 days advance notice before changing this policy. U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality.

U.S. government securities issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the United States. These entities, however, were chartered or supported by Acts of Congress and are supported by federal subsidies, loans or other benefits. The Government National Mortgage Association (Ginnie Mae) is a wholly-owned U.S. corporation that is authorized to guarantee timely payment and interest of its securities. U.S. government securities issued by Ginnie Mae are guaranteed by the full faith and credit of the United States. Other U.S. government securities do not have an explicit guarantee but support is implied due to the government sponsorship of their mandated activities, including securities issued by the Tennessee Valley Authority and Federal Farm Credit Banks.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser, the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser. If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

Principal Risks
●	Credit Risk	●	Market Risk
●	Cybersecurity Risk	●	Redemption Risk
●	Income Risk	●	Regulatory Risk
●	Interest Rate Risk	●	Repurchase Agreement Risk
●	Liquidity Risk

Description of Principal and Additional Investment Risks

Banking Industry Risk. An adverse development in the banking industry (domestic or foreign) may affect the value of Retail Prime Obligations Fund’s investments more than if the fund was not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Foreign Security Risk. The foreign securities in which Retail Prime Obligations Fund may invest, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. Political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates. Because Government Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund invest solely in U.S. government securities, U.S. Treasury obligations, or repurchase agreements secured by those securities, these funds may offer less income than money market funds investing in other high-quality money market securities.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for the security or, additionally for Retail Prime Obligations Fund and Retail Tax Free Obligations Fund, because a liquidity provider defaults on its obligation to purchase the security when properly tendered by the fund.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Municipal Security Risk. The value of municipal securities owned by Retail Prime Obligations Fund and Retail Tax Free Obligations Fund may be adversely affected by future changes in federal income tax laws, including rate reductions or the imposition of a flat tax, and adverse changes in the financial conditions of municipal securities issuers.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults on its obligation to repurchase securities from Government Obligations Fund or Treasury Obligations Fund, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

For Retail Prime Obligations Fund, if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the fund, the fund may incur costs in disposing of the securities purchased and may experience losses if the proceeds from the sale of the securities are less than the full repurchase price. Securities purchased by the fund under a repurchase agreement may include securities that the fund is not otherwise permitted to purchase directly, such as long-term government bonds, investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. The value of these securities may be more volatile or less liquid than the securities the fund is permitted to purchase directly, which increases the risk that the fund will be unable to recover fully in the event of the seller’s default.

Tax Risk. In order to be tax-exempt, municipal securities generally must meet certain regulatory requirements. If a municipal security fails to meet these requirements, the interest received by Retail Prime Obligations Fund or Retail Tax Free Obligations Fund from its investment in the security and distributed to shareholders may be taxable.

Variable Rate Demand Note (VRDN) and Tender Option Bond (TOB) Risk. Investments in VRDNs and TOBs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the put or tender option. While the funds invest only in VRDNs and TOBs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

APPENDIX C: FORM OF NEW ADVISORY AGREEMENT OF

GOVERNMENT SELECT SERIES OF PFM FUNDS

ADVISORY AGREEMENT

ADVISORY AGREEMENT, made and entered into as of [    ], between PFM Funds (herein called the “Trust”), and PFM ASSET MANAGEMENT, a division of U.S. Bancorp Asset Management [registered as a Delaware limited liability company] (the “Adviser”).

WHEREAS, the Trust is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to appoint the Adviser as investment adviser to Government Select Series (the “Fund”), a series of the Trust;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.          Delivery of Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)       The Trust’s Articles of Trust, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on September 25, 2008 and all amendments thereto (such Articles of Trust, as presently in effect as it shall from time to time be amended, is herein called the “Articles of Trust”);

(b)       The Trust’s By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the “By-laws”)

(c)        Resolution of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

(d)       The Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) on December 11, 1986 and all amendments thereto;

(e)       The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (“1933 Act”) (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

(f)       The Trust’s most recent Prospectuses and Statements of Additional Information (such Prospectuses, and Statements of Additional Information as presently in effect and all amendments and supplements thereto are herein called the “Prospectuses”).

The Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

2.          Services. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

Subject to the supervision of the Trust’s Board of Trustees the Adviser will provide a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Prospectuses and resolutions of the Trust’s Board of Trustees. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectuses and resolutions of the Trust’s Board of Trustees applicable to the Fund.

3.           Covenants by Adviser. The Adviser agrees with respect to the services provided to the Fund that it:

(a)        will conform with all applicable Rules and Regulations of the SEC;

(b)        will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(c)        will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

(d)        will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Trust with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Fund’s administrator, the Fund’s distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Fund’s distributor; except as permitted under the 1940 Act;

(e)        will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Trust and the Adviser, keep the Trust’s books of account with respect to the Fund and furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request with respect to the Fund;

(f)        will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

4.           Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.           Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the 1940 Act; all in the manner required under Rules 31a-2 and 31a-3; 31a-1(a); 31a-1 (b) (1), (2), (3), (5) through (11).

6.          Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .07 of 1% of the first $2 billion of average daily net assets of the Fund, .065 of 1% of the next $3 billion of average daily net assets of the Fund, .06 of 1% of the next $5 billion of average daily net assets of the Fund and .05 of 1% of the average daily net assets of the Fund over $10 billion.

7.         Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering service to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser’s duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Trust and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

8.         Duration and Termination. This Agreement shall become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) by a majority of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days’ written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning of such terms in the 1940 Act.

9.         Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

10.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

11.       Names. The names “PFM Funds” and “Trustees of PFM Funds” refer respectively to the Trust created and the Trustees as Trustees but not individually or personally, acting from time to time under the Articles of Trust dated September 22, 2008, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia and the principal office of the Trust. The obligations of “PFM Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, or representatives of the Trustees personally, but bind only the Trust’s Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust’s Property belonging to such class for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their Officers designated below as of [ ].

PFM FUNDS,
ON BEHALF OF GOVERNMENT SELECT SERIES

BY:

PFM ASSET MANAGEMENT,
A DIVISION OF U.S. BANCORP ASSET MANAGEMENT

BY:

STATEMENT OF ADDITIONAL INFORMATION

October 22, 2021

FIRST AMERICAN FUNDS, INC.

Government Select Series
(a series of PFM Funds)
(the “Acquired Fund”)

AND

Government Obligations Fund
(a series of First American Funds, Inc.)
(the “Acquiring Fund”)

800 Nicollet Mall

Minneapolis, Minnesota 55402

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Government Select Series	Government Obligations Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.

The Prospectus and Statement of Additional Information of the PFM Funds Trust, each dated October 28, 2020, as supplemented, with respect to the Acquired Fund (File Nos. 033-10754 and 811-04933) and the Prospectus and Statement of Additional Information of FAF, each dated October 30, 2020, as supplemented, with respect to the Acquiring Fund (File Nos. 002-74747 and 811-03313);

2.

The Annual Report to Shareholders of the PFM Funds Trust with respect to the Acquired Fund for the fiscal year ended June 30, 2021 (File Nos. 033-10754 and 811-04933) and the Annual Report to Shareholders of the FAF with respect to the Acquiring Fund for the fiscal year ended August 31, 2020 (File Nos. 002-74747 and 811-03313); and

3.	The Semi-Annual Report to Shareholders of FAF with respect to the Acquiring Fund for the period ended February 28, 2021 (File Nos. 002-74747 and 811-03313).

This SAI is not a prospectus. A Proxy Statement and Prospectus dated October 22, 2021, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained at no charge by calling (800) 338-3383, by writing PFM Funds, 213 Market Street, Harrisburg, PA 17101, or by visiting www.pfmfunds.com. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PROXY

GOVERNMENT SELECT SERIES,

a series of

PFM FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 19, 2021

The undersigned shareholder of PFM Funds (the “Trust”) hereby appoints Brian J. Sanker, Leo J. Karwejna and Daniel R. Hess, jointly and severally, as proxies, each with full power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Trust, held of record by the undersigned on October 4, 2021, at the Special Meeting of Shareholders of the Trust to be held virtually on November 19, 2021 at 1:00 p.m. Eastern Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matters listed below. The Special Meeting will be held at the following web address: https://pfmgroup.webex.com/pfmgroup/j.php?MTID=m06bf4d3142a8fd9371420e89f3284a4b (Access Code: 2630 151 1300, Password: GmEaAHMp234).

The Board of Trustees recommends a vote “FOR” the proposals listed below.

PROPOSAL 1: To approve the new advisory agreement between PFM Asset Management LLC (“PFMAM”) and the Government Select Series of the Trust (the “Fund”) on terms identical to the existing advisory agreement between PFMAM and the Fund in connection with the acquisition by U.S. Bancorp Asset Management of PFMAM as a wholly-owned subsidiary:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 2: To approve the Agreement and Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the Fund into the Government Obligations Fund, a series of First American Funds, Inc.:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT EITHER BY MAIL VIA THE ENCLOSED ENVELOPE OR BY EMAIL TO PFMFUNDS@PFMAM.COM.

If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each proposal.

Please date and sign below exactly as name appears on this proxy. Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Shareholder: _______________________________

Shares as of October 4, 2021: ____________________________

Authorized Signature

Title:

Second Authorized Signature (if required by Shareholder)

Title:

Dated: _________________